Lazard Funds

Lazard Funds Prospectus

M A Y 1 , 2 0 0 6
a s r e v i s e d, O c t o b e r 1 0, 2 0 0 6

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PRIVACY NOTICE REGARDING SHAREHOLDER FINANCIAL INFORMATION

          The Lazard Funds, Inc. (the “Fund”) recognizes and appreciates the importance of respecting the privacy of our shareholders. Our shareholders’ trust is our most important asset, and we are committed to safeguarding against the unauthorized use of, and access to, shareholder information. This Privacy Notice explains our current policies and practices with respect to non-public personal information of our prospective, current and former shareholders.

          In order to adequately service its shareholders, the Fund regularly collects certain non-public personal information about its shareholders. We limit the collection of information to the minimum amount required to deliver useful products and superior service to our shareholders, to comply with legal requirements and to support our business needs. We may collect non-public personal information about you from the following sources:

•

Information we receive from you on applications, questionnaires or other forms, including, but not limited to, your name, address, social security or other tax identification number, age, employment information, assets owned and income.

•	Information about your transactions with us, our affiliates or others, such as your account balance and holdings, payment history and transaction information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

•	Information obtained from our communications and correspondence with you.

          The Fund does not disclose any non-public personal information about its shareholders or former shareholders to any third party, except as required by law. The Fund may, however, disclose such non-public personal information to its affiliates in order to provide products or services to you or to support our business needs. In order to maintain the confidentiality of such information, we restrict access to non-public information about our shareholders to those employees who need to know that information. We maintain physical, electronic and procedural safeguards to guard the non-public personal information of our shareholders and former shareholders.

          Please note that the Fund will treat your information as confidential, as described above. It is not necessary for you to respond to this notice or to separately request confidentiality.

TABLE OF CONTENTS

Page

	1	Overview

Carefully review this important section for information on the Portfolios’ investment objectives, strategies, risks, past performance and fees.	4	Investment Objective, Strategies, Risk/Return and Expenses
	4	Lazard Equity Portfolio
	7	Lazard U.S. Equity Value Portfolio
	9	Lazard U.S. Strategic Equity Portfolio
	12	Lazard Mid Cap Portfolio
	15	Lazard Small Cap Portfolio
	18	Lazard U.S. Small Cap Equity Growth Portfolio
	21	Lazard International Equity Portfolio
	24	Lazard International Equity Select Portfolio
	27	Lazard International Strategic Equity Portfolio
	30	Lazard International Small Cap Portfolio
	33	Lazard Emerging Markets Portfolio
	36	Lazard High Yield Portfolio

Review this section for details on the people and organizations who oversee the Portfolios.	39	Fund Management
	39	Investment Manager
	39	Principal Portfolio Managers
	40	Biographical Information of Principal Portfolio Managers
	41	Administrator
	41	Distributor
	41	Custodian

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	42	Shareholder Information
	42	General
	42	How to Buy Shares
	44	Distribution and Servicing Arrangements
	44	How to Sell Shares
	45	Investor Services
	45	General Policies
	46	Account Policies, Dividends and Taxes

	Page

Review this section for recent financial information.	46	Financial Highlights
	58	Performance Information for Related Accounts
Where to learn more about the Portfolios.		Back Cover

Lazard Asset Management LLC serves as each Portfolio’s Investment Manager.

OVERVIEW

The Portfolios

The Lazard Funds, Inc. (the “Fund”) consists of twelve separate Portfolios which are being offered through this Prospectus. Each Portfolio has its own investment objective, strategies, and risk/return and expense profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing. Each Portfolio offers Institutional Shares and Open Shares. Institutional Shares and Open Shares have different investment minimums and different expense ratios. Information on each Portfolio’s recent strategies and holdings can be found in the current annual/semi-annual report (see back cover).

EQUITY PORTFOLIOS

These Portfolios invest primarily in equity securities, including common stocks, preferred stocks and convertible securities. Under adverse market conditions, a Portfolio could invest some or all of its assets in money market securities. A Portfolio might do this to seek to avoid or mitigate losses, but it may result in the Portfolio not achieving its investment objective.

Investment Philosophy

Each Equity Portfolio is managed according to an underlying investment philosophy of the Portfolios’ investment manager, Lazard Asset Management LLC (the “Investment Manager”), either Relative Value or Relative Growth.

Lazard’s Relative Value Philosophy
Lazard Equity Portfolio
Lazard U.S. Equity Value Portfolio
Lazard U.S. Strategic Equity Portfolio
Lazard Mid Cap Portfolio
Lazard Small Cap Portfolio
Lazard International Equity Portfolio
Lazard International Equity Select Portfolio
Lazard International Strategic Equity Portfolio
Lazard International Small Cap Portfolio
Lazard Emerging Markets Portfolio

The Investment Manager seeks to identify undervalued securities and focuses on individual stock selection rather than on general stock market trends. The securities in which these Portfolios invest generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

• are undervalued relative to their earnings, cash flow or asset values

• have an attractive price/value relationship and a catalyst that has the potential to enhance value, such as a change in management or a new product offering

• are out of favor due to circumstances which are unlikely to harm the company’s franchise or earnings power

• have low projected price-to-earnings or price-to-cash flow multiples

The Investment Manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or otherwise falls short of the Investment Manager’s expectations.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued.

Lazard’s Relative Growth Philosophy

Lazard U.S. Small Cap Equity Growth Portfolio

The Investment Manager follows a bottom-up, fundamental approach to stock selection, seeking to invest in companies that exhibit substantial growth opportunities, strong business models, solid management teams and the potential for earnings surprises, which the Investment Manager believes may produce superior long-term results.

The Investment Manager follows a relative growth strategy and focuses on individual stock selection rather than on general stock market trends. The securities in which the Portfolio invests generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

	•	improving operating trends and profitability

	•	superior earnings and sales growth opportunity

	•	attractive relative valuation

Securities are evaluated for potential sale when the investment moves away from its “band of opportunity.” Similarly, the Investment Manager will look to sell a security when company fundamentals show signs of deterioration, possibly due to changes in profitability, movement away from the company’s business model and/or significant management change.

Growth companies often have relatively higher price-to-earnings, price-to-book and price-to-sales ratios and may be more volatile than value stocks.

Who May Want to Invest?	Consider investing in these Portfolios if you are:

	•	pursuing a long-term goal such as retirement

	•	looking to add an equity component to your investment portfolio

	•	willing to accept the higher risks of investing in the stock market in exchange for potentially higher long-term returns

These Portfolios may not be appropriate if you are:

	•	pursuing a short-term goal or investing emergency reserves

	•	uncomfortable with an investment that will fluctuate in value

You should be aware that the Portfolios:

	•	are not bank deposits

	•	are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

	•	are not guaranteed to achieve their stated goals

FIXED-INCOME PORTFOLIO

Lazard High Yield Portfolio

This Portfolio invests in a variety of fixed-income securities. The Portfolio is constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector. Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks.

The Investment Manager assigns a relative yield spread target to each security purchased, which reflects the trading level at which the Investment Manager believes the security is fully valued. Targets are reviewed periodically, and performance is evaluated on an ongoing basis. The Investment Manager typically sells a security for any of the following reasons:

	•	the yield spread declines to a level at which the Investment Manager believes the security no longer reflects relative value

	•	the original underlying investment conditions are no longer valid, including a change in the fundamental rationale for the purchase

	•	in the opinion of the Investment Manager, the security’s respective asset category or sector has become overvalued relative to investment risks

Who May Want to Invest?	Consider investing in this Portfolio if you are:

	•	looking to add a monthly income component to your investments

	•	seeking potentially higher returns than those offered by money market funds

	•	willing to accept the risks of price and dividend rate fluctuations

This Portfolio may not be appropriate if you are:

	•	investing emergency reserves

	•	uncomfortable with an investment that will fluctuate in value

You should be aware that the Portfolio:

	•	is not a bank deposit

	•	is not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

	•	is not guaranteed to achieve its stated goal

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard Equity Portfolio

Ticker Symbol
LZEQX (Institutional)
LZEOX (Open)

The Fund’s Board of Directors has approved, subject to shareholder approval, a Plan of Reorganization that provides for the transfer of all of the assets of Lazard Equity Portfolio, subject to its liabilities, to Lazard U.S. Strategic Equity Portfolio in a tax free exchange for shares of Lazard U.S. Strategic Equity Portfolio and the distribution of such shares to the shareholders of Lazard Equity Portfolio. A special meeting of shareholders of Lazard Equity Portfolio to consider the Plan is scheduled to be held on November 29, 2006 at 3:00 p.m. If approved by shareholders, each Lazard Equity Portfolio shareholder would receive, for his or her Lazard Equity Portfolio shares, a number of Institutional or Open Shares, as applicable, of Lazard U.S. Strategic Equity Portfolio equal in value to the aggregate net asset value of the shareholder’s Lazard Equity Portfolio shares, and Lazard Equity Portfolio will cease operations.

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of companies included in the S&P 500® Index (ranging from approximately $500 million to $371.19 billion as of June 30, 2006) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio also may invest up to 15% of its total assets in non-U.S. equity securities that trade in U.S. markets.

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Equity Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the S&P 500 Index, an unmanaged, market capitalization-weighted index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table

Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	12/31/98	21.97%
Worst quarter:	9/30/02	(16.91)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2005)

Equity Portfolio	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception

Institutional Shares:	6/1/87

Returns Before Taxes		4.06%	2.81%	7.45%	9.99%

Returns After Taxes on Distributions		3.91%	2.11%	5.34%	7.93%

Returns After Taxes on Distributions and Sale of Portfolio Shares		2.84%	2.10%	5.45%	7.79%

Open Shares:	2/5/97	3.67%	2.47%	N/A	5.31%

S&P 500 Index		4.91%	0.54%	9.07%	10.71%
					(Institutional)
					7.40%
					(Open)

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.22%	.35%

Total Annual Portfolio Operating Expenses*	.97%	1.35%

*

As of June 30, 2006, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were 1.05% and 1.49% for Institutional Shares and Open Shares, respectively (Other Expenses were .30% and .49%, respectively).

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard Equity Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$99	$309	$536	$1,190

Open Shares	$137	$428	$739	$1,624

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard U.S. Equity Value Portfolio

Ticker Symbol
LEVIX (Institutional)
LEVOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations generally in the range of companies included in the Russell 1000® Value Index (ranging from approximately $1.4 billion to $409.9 billion as of July 31, 2006) at the time of initial purchase by the Portfolio that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio typically invests in 55 to 100 securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio may invest up to 10% of its total assets in non-U.S. equity securities that trade in U.S. markets.

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks	While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value.

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

Performance Bar Chart and Table

Because the Portfolio had not completed a full year of investment operations prior to the date of this Prospectus, no performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance.

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	156.48%	335.52%

Total Annual Portfolio Operating Expenses	157.23%	336.52%

Fee Waiver and Expense Reimbursement**	156.23%	335.22%

Net Expenses**	1.00%	1.30%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through December 31, 2008, to the extent Total Annual Portfolio Operating Expenses exceed 1.00% and 1.30% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses (The expenses are based on the net expenses pursuant to the contractual agreement)

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard U.S. Equity Value Portfolio	1 Years	3 Years

Institutional Shares	$102	$318

Open Shares	$132	$412

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard U.S. Strategic Equity Portfolio

Ticker Symbol
LZUSX (Institutional)
LZUOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Although the Portfolio generally focuses on large-size companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions. The Portfolio will have opportunistic exposure to mid cap companies. The Investment Manager considers “mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap® Index (ranging from approximately $1.1 billion to $16.6 billion as of July 31, 2006). From time to time, the Portfolio may invest in companies with market capitalizations as small as $500 million.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio may invest up to 15% of its total assets in non-U.S. equity securities.

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Mid cap and small cap companies may carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The shares of mid cap and small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio’s investments will rise and fall based only on investor perception.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard U.S. Strategic Equity Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the S&P 500 Index, an unmanaged, market capitalization-weighted index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of theses stocks, which represent all major industries. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table

Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	9/30/05	3.60%
Worst quarter:	3/31/05	(2.30)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2005)

U.S. Strategic Equity Portfolio	Inception Date	Past Year	Since Inception

Institutional Shares	12/30/04

Returns Before Taxes		4.99%	4.96%

Returns After Taxes on Distributions		4.68%	4.65%

Returns After Taxes on Distributions and Sale of Portfolio Shares		3.35%	3.33%

Open Shares	12/30/04	4.79%	4.76%

S&P 500 Index		4.91%	4.91%

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price. The Portfolio’s management fee reflects the fee reduction which became effective on November 15, 2005.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	13.05%	32.06%

Total Annual Portfolio Operating Expenses*	13.80%	33.06%

Fee Waivers and Expenses Reimbursement**	12.75%	31.71%

Net Expenses**	1.05%	1.35%

*

As of June 30, 2006, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were 1.25% and 9.36% for Institutional Shares and Open Shares, respectively (Other Expenses were .50% and 8.36%, respectively).

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard U.S. Strategic Equity Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$107	$2,729	$4,910	$8,889

Open Shares	$137	$5,203	$7,824	$10,094

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard Mid Cap Portfolio

Ticker Symbol
LZMIX (Institutional)
LZMOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of mid cap U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap Index (ranging from approximately $1.1 billion to $16.6 billion as of July 31, 2006). Because mid cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of medium-size (mid cap) companies. The Portfolio may invest up to 20% of its assets in the equity securities of larger capitalization companies. The Portfolio may also invest up to 15% of its assets in non-U.S. equity securities.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Some of the Portfolio’s investments will rise and fall based only on investor perception. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier stock funds.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Mid Cap Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the Russell Midcap Index, an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies by capitalization). Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table

Best quarter:	12/31/01	18.93%
Worst quarter:	9/30/98	(16.68)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2005)

Mid Cap Portfolio	Inception Date	Past Year	Past 5 Years	Since Inception

Institutional Shares:	11/4/97

Returns Before Taxes		8.89%	11.13%	10.79%

Returns After Taxes on Distributions		6.64%	8.71%	8.39%

Returns After Taxes on Distributions and Sale of Portfolio Shares		6.56%	8.28%	7.97%

Open Shares:	11/4/97	8.53%	10.79%	10.44%

Russell Midcap Index		12.65%	8.45%	10.02%

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.18%	.23%

Total Annual Portfolio Operating Expenses*	.93%	1.23%

Fee Waiver and Expense Reimbursement**	.00%	.00%

Net Expenses**	.93%	1.23%

*

As of June 30, 2006, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were .89% and 1.17% for Institutional Shares and Open Shares, respectively (Other Expenses were .14% and .17%, respectively).

**

The Investment Manager has agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard Mid Cap Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$95	$296	$515	$1,143

Open Shares	$125	$390	$676	$1,489

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard Small Cap Portfolio

Ticker Symbol LZSCX (Institutional) LZCOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $95 million to $2.4 billion as of July 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

	•	the potential to become a larger factor in the company’s business sector

	•	significant debt but high levels of free cash flow

	•	a relatively short corporate history with the expectation that the business may grow

The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies.

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The shares of smaller companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio’s investments will rise and fall based only on investor perception.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Small Cap Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the Russell 2000 Index, an unmanaged index comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table

Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	6/30/99	20.40%
Worst quarter:	9/30/98	(23.53)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2005)

Small Cap Portfolio	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception

Institutional Shares:	10/30/91

Returns Before Taxes		4.31%	10.10%	10.22%	12.88%

Returns After Taxes on Distributions		(0.66)%	7.23%	7.70%	10.27%

Returns After Taxes on Distributions and Sale of Portfolio Shares		5.98%	7.72%	7.85%	10.18%

Open Shares:	1/30/97	3.93%	9.86%	N/A	8.41%

Russell 2000 Index		4.55%	8.22%	9.27%	11.15%
					(Institutional)
					8.33%
					(Open)

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.13%	.19%

Total Annual Portfolio Operating Expenses*	.88%	1.19%

*

As of June 30, 2006, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were .89% and 1.21% for Institutional Shares and Open Shares, respectively (Other Expenses were .14% and .21%, respectively).

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard Small Cap Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$90	$281	$488	$1,084

Open Shares	$121	$378	$654	$1,443

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard U.S. Small Cap Equity Growth Portfolio

Ticker Symbol LGSIX (Institutional) LGSOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of small cap U.S. companies that the Investment Manager identifies using a relative growth strategy. The Investment Manager considers “small cap companies” for the Portfolio to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations generally in the range of companies included in the Russell 2000® Growth Index (ranging from approximately $95 million to $2.4 billion as of July 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. The Investment Manager uses a relative valuation strategy to determine the appropriate price to purchase or sell securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap U.S. companies. The Fund emphasizes smaller companies positioned in new or emerging industries where the Investment Manager believes there is opportunity for significant growth. These companies may include relatively new or unseasoned companies in their early stage of development. In many instances, a company may be in an industry segment that is small but could become much larger as it matures, so that not only does the company have potential for growth but the market opportunity may be expanding as well.

The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies. The Portfolio also may invest up to 15% of its assets in non-U.S. equity securities, including American and Global Depositary Receipts (ADRs and GDRs, respectively).

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. In addition, small companies may lack the management experience, financial resources, product diversification and competitive strength of larger companies. Growth companies often have relatively higher price-to-earnings, price-to-book and price-to-sales ratios and may be more volatile than value stocks.

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The tendency of shares of smaller companies to trade less frequently than those of larger companies can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

Performance Bar Chart and Table

Because the Portfolio had not completed a full year of investment operations prior to the date of this Prospectus, no performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance.

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	23.84%	29.33%

Total Annual Portfolio Operating Expenses	24.84%	30.58%

Fee Waiver and Expense Reimbursement**	23.59%	29.03%

Net Expenses**	1.25%	1.55%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% and 1.55% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement.

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard U.S. Small Cap Equity Growth Portfolio	1 Year	3 Years

Institutional Shares	$127	$4,310

Open Shares	$158	$4,970

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard International Equity Portfolio

Ticker Symbol
LZIEX (Institutional)
LZIOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index (ranging from approximately $236 million to $222.45 billion as of December 31, 2005) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table

Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	12/31/98	17.96%
Worst quarter:	9/30/02	(17.29)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2005)

International Equity Portfolio	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception

Institutional Shares:	10/29/91

Returns Before Taxes		11.25%	2.38%	6.48%	7.21%

Returns After Taxes on Distributions		11.00%	2.24%	5.28%	6.02%

Returns After Taxes on Distributions and Sale of Portfolio Shares		7.97%	2.09%	5.16%	5.81%

Open Shares:	1/23/97	10.93%	2.15%	N/A	5.53%

MSCI EAFE Index		13.54%	4.55%	5.84%	6.58%
					(Institutional)
					6.25%
					(Open)

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.14%	.18%

Total Annual Portfolio Operating Expenses*	.89%	1.18%

*

As of June 30, 2006, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were .84% and 1.15% for Institutional Shares and Open Shares, respectively (Other Expenses were .09% and .15%, respectively).

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard International Equity Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$91	$284	$493	$1,096

Open Shares	$120	$375	$649	$1,432

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard International Equity Select Portfolio

Ticker Symbol
LZSIX (Institutional)
LZESX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (ranging from approximately $236 million to $222.45 billion as of December 31, 2005) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

The Investment Manager currently intends to hold securities, including ADRs, GDRs and common stocks, of between 30 and 45 different issuers on a long-term basis. This strategy could result in lower brokerage costs to the Portfolio and lower taxable distributions. Although the Investment Manager does not anticipate frequent trading in the Portfolio’s securities, the Investment Manager will sell portfolio positions when it considers such action appropriate.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest up to 30% of its assets in securities of companies whose principal business activities are located, in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Select Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table

Total Return as of 12/31
for Institutional Shares

Best quarter:	12/31/03	15.99%
Worst quarter:	9/30/02	(20.82)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2005)

International Equity Select Portfolio	Inception Date	Past Year	Since Inception

Institutional Shares:	5/31/01

Returns Before Taxes		8.90%	5.79%

Returns After Taxes on Distributions		8.38%	5.61%

Returns After Taxes on Distributions and Sale of Portfolio Shares		6.89%	5.11%

Open Shares:	5/31/01	8.46%	5.52%

MSCI EAFE Index		13.54%	7.67%

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.85%	.85%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	1.12%	1.18%

Total Annual Portfolio Operating Expenses*	1.97%	2.28%

Fee Waiver and Expense Reimbursement**	.82%	.83%

Net Expenses**	1.15%	1.45%

*

As of June 30, 2006, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were 1.78% and 2.05% for Institutional Shares and Open Shares, respectively (Other Expenses were .93% and .95%, respectively).

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.15% and 1.45% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard International Equity Select Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$ 117	$ 539	$986	$ 2,230

Open Shares	$ 148	$ 633	$1,145	$ 2,551

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard International Strategic Equity Portfolio

Ticker Symbol
LISIX (Institutional)
LISOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in countries represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (ranging from approximately $236 million to $222.45 billion as of December 31, 2005) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio may invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. The Portfolio may invest in companies of any size, the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.The Investment Manager currently intends to hold securities of between 30 to 50 different issuers. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment.

Currently, the countries represented by the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value.Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to seek to increase returns.However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

Performance Bar Chart and Table

Because the Portfolio had not completed a full year of investment operations prior to the date of this Prospectus, no performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance.

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.26%	1.30%

Total Annual Portfolio Operating Expenses	1.01%	2.30%

Fee Waiver and Expenses Reimbursement**	N/A	.85%

Net Expenses**	1.01%	1.45%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.45% of the average daily net assets of the Portfolio’s Open Shares.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table for Open Shares, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard International Strategic Equity Portfolio	1 Year	3 Years

Institutional Shares	$103	$322

Open Shares	$148	$637

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard International Small Cap Portfolio

Ticker Symbol
LZISX (Institutional)
LZSMX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small non-U.S. companies” to be those non-U.S. companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion or in the range of the smallest 10% of companies included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (based on market capitalization of the Index as a whole, which ranged from approximately $236 million to $222.45 billion as of December 31, 2005).

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-U.S. companies that have the potential to grow. The percentage of the Portfolio’s assets invested in particular geographic sectors may shift from time to time based on the Investment Manager’s judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have one or more of the following characteristics:

	•	the potential to become a larger factor in the company’s business sector

	•	significant debt but high levels of free cash flow

	•	a relatively short corporate history with the expectation that the business may grow

The Investment Manager currently intends to focus the Portfolio’s investments in economically developed countries such as the United Kingdom and Canada and countries in Continental Europe and the Pacific Basin.

The Portfolio may invest up to 20% of its assets in equity securities of larger companies.
The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The shares of smaller companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio’s investments will rise and fall based only on investor perception.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Small Cap Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Small Cap Index, an unmanaged index that is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table

Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	6/30/03	21.81%
Worst quarter:	9/30/98	(19.58)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2005)

International Small Cap Portfolio	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception

Institutional Shares:	12/1/93

Returns Before Taxes		14.77%	14.30%	11.35%	9.81%

Returns After Taxes on Distributions		10.53%	13.09%	10.12%	8.78%

Returns After Taxes on Distributions and Sale of Portfolio Shares		14.62%	12.43%	9.67%	8.38%

Open Shares:		14.47%	13.87%	N/A	10.22%

MSCI EAFE	2/13/97	26.19%	16.52%	6.17%	6.32%
Small Cap Index					(Institutional) 7.31% (Open)

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.18%	.27%

Total Annual Portfolio Operating Expenses*	.93%	1.27%

Fee Waiver and Expense Reimbursement**	N/A	.00%

Net Expenses**	.93%	1.27%

*

As of June 30, 2006, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were .86% and 1.20% for Institutional Shares and Open Shares, respectively (Other Expenses were .11% and .20%, respectively).

**

The Investment Manager has agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.43% of the average daily net assets of the Portfolio’s Open Shares.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table for Open Shares, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard International Small Cap Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$95	$296	$515	$1,143

Open Shares	$129	$403	$697	$1,534

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard Emerging Markets Portfolio

Ticker Symbol
LZEMX (Institutional)
LZOEX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EM Index, an unmanaged index of emerging market securities in countries open to non-local investors. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table

Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	12/31/99	32.78%
Worst quarter:	9/30/98	(23.59)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2005)

Emerging Markets Portfolio	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception

Institutional Shares:	7/15/94

Returns Before Taxes		41.40%	22.48%	9.94%	7.91%

Returns After Taxes on Distributions		38.89%	21.91%	9.20%	7.27%

Returns After Taxes on Distributions and Sale of Portfolio Shares		29.12%	19.90%	8.45%	6.67%

Open Shares:	1/8/97	41.31%	22.20%	N/A	8.06%

MSCI EM Index		34.00%	19.09%	6.80%	5.42%
					(Institutional)
					6.76%
					(Open)

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares		Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%		1.00%

Annual Portfolio Operating Expenses

Management Fees	1.00%		1.00%

Distribution and Service (12b-1) Fees	None		.25%

Other Expenses*	.28%		.34%

Total Annual Portfolio Operating Expenses*	1.28	%***	1.59%

Fee Waiver and Expense Reimbursement**	N/A		.00%

Net Expenses**	N/A		1.59%

*

As of June 30, 2006, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were 1.16% and 1.49% for Institutional Shares and Open Shares, respectively (Other Expenses were .16% and .24%, respectively).

**

The Investment Manager has agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.60% of the average daily net assets of the Portfolio’s Open Shares.

***

Portfolios leaving excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. As a result of these credits, the Total Annual Portfolio Operating Expenses for the Portfolio’s Institutional Shares were reduced by 0.01%, resulting in net expenses of 1.27%.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table for Open Shares, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard Emerging Markets Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$129	$405	$701	$1,544

Open Shares	$162	$502	$866	$1,889

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard High Yield Portfolio

Ticker Symbol:
LZHYX (Institutional)
LZHOX (Open)

Investment Objective	The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

Principal Investment Strategies

The Portfolio invests primarily in high-yielding U.S. corporate fixed-income securities which, at the time of purchase, are rated below investment grade (lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”). While the Portfolio’s emphasis is currently on high-yielding corporate bonds, it may also invest in mortgage-related securities, asset-backed securities, zero coupon securities, municipal securities, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Portfolio may invest, to a limited extent, in companies in, or governments of, emerging market countries.

Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other fixed-income securities rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as the lowest rating assigned by S&P or Moody’s, or the unrated equivalent as determined by the Investment Manager. Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio’s average weighted maturity is expected to range between two and ten years.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio’s investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Other risk factors could have an effect on the Portfolio’s performance, including:

	•	if an issuer fails to make timely interest or principal payments

	•	if there is a decline in the credit quality of a bond, or a perception of a decline, the bond’s value could fall, potentially lowering the Portfolio’s share price

	•	if the Portfolio’s mortgage-related securities are paid off substantially earlier or later than expected, the Portfolio’s share price or yield could be hurt

	•	the price and yield of non-U.S. debt securities could be affected by factors ranging from political and economic instability to changes in currency exchange rates

	•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Mortgage-related and asset-backed securities are subject to both credit and pre-payment risk, and may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. To the extent the Portfolio invests in companies in emerging market countries it is exposed to additional volatility. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard High Yield Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the Merrill Lynch High Yield Master II® Index, an unmanaged index which provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table

Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	6/30/03	8.74%
Worst quarter:	12/31/00	(10.05)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2005)

High Yield Portfolio	Inception Date	Past Year	Past 5 Years	Since Inception

Institutional Shares:	1/2/98

Returns Before Taxes		4.33%	5.30%	1.91%

Returns After Taxes on Distributions		1.50%	1.69%	(1.82)%

Returns After Taxes on Distributions and Sale of Portfolio Shares		2.79%	2.27%	(0.68)%

Open Shares:	2/24/98	4.22%	5.05%	1.04%

Merrill Lynch High Yield		2.72%	8.39%	5.18%
Master II Index				(Institutional)
				5.00%
				(Open)

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.55%	.55%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.31%	.98%

Total Annual Portfolio Operating Expenses*	.86%	1.78%

Fee Waiver and Expense Reimbursement**	.31%	.93%

Net Expenses**	.55%	.85%

*

As of June 30, 2006, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were .85% and 1.88% for Institutional Shares and Open Shares, respectively (Other Expenses were .30% and 1.08%, respectively).

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed .55% and .85% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard High Yield Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$56	$243	$446	$1,032

Open Shares	$87	$470	$877	$2,018

FUND MANAGEMENT

Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Fund’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $82.6 billion as of June 30, 2006. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2005, the Investment Manager waived all or a portion of its management fees with respect to certain Portfolios, which resulted in such Portfolios paying the Investment Manager an investment management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets.

Name of Portfolio	Investment Management Fee Payable	Effective Annual Rate of Investment Management Fee Paid

Equity Portfolio	.75%	.75%
U.S. Equity Value Portfolio	.75%	.00%
U.S. Strategic Equity Portfolio	.75%	.00%
Mid Cap Portfolio	.75%	.75%
Small Cap Portfolio	.75%	.75%
U.S. Small Cap Equity Growth Portfolio	1.00%	N/A *
International Equity Portfolio	.75%	.75%
International Equity Select Portfolio	.85%	.03%
International Strategic Equity Portfolio	.75%	.75%
International Small Cap Portfolio	.75%	.75%
Emerging Markets Portfolio	1.00%	1.00%
High Yield Portfolio	.55%	.24%

*	The Portfolio had not commenced investment operations on December 31, 2005.

A discussion regarding the basis for the approval of the investment management agreement between the Fund, on behalf of each of the Portfolios except U.S. Equity Value, International Strategic Equity and U.S. Small Cap Equity Growth Portfolios, and the Investment Manager, is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2005. A discussion regarding the basis for the approval of the investment management agreement between the Fund, on behalf of U.S. Equity Value and International Strategic Equity Portfolios, and the Investment Manager, is available in the Fund’s annual report to shareholders for the year ended December 31, 2005. A discussion regarding the basis for the approval of the investment management agreement between the Fund, on behalf of U.S. Small Cap Equity Growth Portfolio, and the Investment Manager is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2006.

Principal Portfolio Managers

All of the Portfolios are managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows:

Equity Portfolio—J. Richard Tutino and Andrew D. Lacey* (each since May 2003)

U.S. Equity Value Portfolio—J. Richard Tutino, Nicholas Sordoni and Andrew D. Lacey*

U.S. Strategic Equity Portfolio—Christopher H. Blake, Gary Buesser, Robert A. Failla, J. Richard Tutino and Andrew D. Lacey*

Mid Cap Portfolio—Christopher H. Blake (since November 2001), Gary Buesser (since May 2003), Robert A. Failla (since July 2005) and Andrew D. Lacey* (since January 2001)

Small Cap Portfolio—Patrick M. Mullin (since January 2001) and Andrew D. Lacey* (since May 2003)

U.S. Small Cap Equity Growth Portfolio—I.P. “Kip” Knelman and James P. Tatera

International Equity Portfolio—Michael A. Bennett (since May 2003), Michael G. Fry (since November 2005) and John R. Reinsberg†

International Equity Select Portfolio—Gabrielle M. Boyle, Michael A. Bennett and Michael Powers (each since May 2003), Michael G. Fry (since November 2005) and John R. Reinsberg†

International Strategic Equity Portfolio—Mark Little, Jonathan Greenhill, Brian Pessin and John R. Reinsberg†

International Small Cap Portfolio—Brian Pessin (since January 2003) and John R. Reinsberg†

Emerging Markets Portfolio—James M. Donald (since November 2001) and John R. Reinsberg†

FUND MANAGEMENT (continued)

High Yield Portfolio—J. William Charlton (since November 2002) and Thomas M. Dzwil (since May 2003)

*	As Deputy Chairman, Mr. Lacey is ultimately responsible for overseeing this Portfolio.

†	As Deputy Chairman, Mr. Reinsberg is ultimately responsible for overseeing this Portfolio.

Unless otherwise indicated, each portfolio manager has served in that capacity since the relevant Portfolio’s inception.

Biographical Information of Principal Portfolio Managers

Michael A. Bennett. Michael A. Bennett, a Managing Director of the Investment Manager, is a portfolio manager on the International Equity, International Equity Select, European Equity Select and Global Equity teams. Prior to joining the Investment Manager in 1992, Mr. Bennett was an international equity analyst with General Electric Investment Corporation and worked at Keith Lippert Associates and Arthur Andersen & Company. Mr. Bennett has been working in the investment field since 1987 and is a Certified Public Accountant.

Christopher Blake. Christopher Blake, a Managing Director of the Investment Manager, is a portfolio manager and analyst for the U.S. Mid Cap and U.S. Strategic Equity teams. Mr. Blake joined the Investment Manager in 1995, when he began working in the investment field as a research analyst for the U.S. Small Cap and U.S. Mid Cap teams.

Gabrielle M. Boyle. Gabrielle M. Boyle joined the Investment Manager in 1993 and also is a Senior Managing Director within Lazard Asset Management Limited, in London. Ms. Boyle is a portfolio manager on the International Equity Select team and a member of the London-based European Equity team. Prior to joining the Investment Manager, she worked with Royal Insurance Asset Management. Ms. Boyle has been working in the investment field since 1990 and is a member of the Institute of Investment Management and Research.

Gary Buesser. Gary Buesser, a Senior Vice President of the Investment Manager, is a portfolio manager and analyst for the U.S. Mid Cap and U.S. Strategic Equity teams. Prior to joining the Investment Manager in 2000, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers and Kidder Peabody. Mr. Buesser began working in the investment field in 1983, and is a member of the New York Society of Security Analysts and a Chartered Financial Analyst (“CFA”) Charterholder.

J. William Charlton. J. William Charlton, a Director and Head of the U.S. High Yield Fixed Income Group of the Investment Manager, is a portfolio manager and analyst. Prior to joining the Investment Manager in 2002, Mr. Charlton worked at Offitbank.

James M. Donald. James M. Donald, a Managing Director and Head of the Emerging Markets Group of the Investment Manager, is a portfolio manager and analyst. Prior to joining the Investment Manager in 1996, Mr. Donald worked at Mercury Asset Management where he served on the international equity team from 1985 to 1992 and on the emerging markets team from 1992 to 1996. Mr. Donald is a CFA Charterholder.

Thomas M. Dzwil. Thomas M. Dzwil, a Senior Vice President of the Investment Manager, is a fixed-income portfolio manager and analyst, specializing in high yield corporate bonds. Prior to joining the Investment Manager in 2002, Mr. Dzwil worked at Offitbank.

Robert A. Failla. Robert A. Failla, a Senior Vice President of the Investment Manager, is a portfolio manager and analyst for the U.S. Mid Cap and U.S. Strategic Equity teams. Prior to joining the Investment Manager in 2003, he was associated with AllianceBernstein, where he worked as a portfolio manager on the large-cap and all-cap teams. He began working in the investment field in 1993 and is a CFA Charterholder.

Michael G. Fry. Michael G. Fry joined the Investment Manager in 2005 and also is a Managing Director and portfolio manager within Lazard Asset Management Limited in London. Prior to that time, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Jonathan Greenhill. Jon Greenhill joined the Investment Manager in 2003 and also is a Senior Vice President within Lazard Asset Management Limited, in London. Mr. Greenhill is a portfolio manager/analyst on the International Strategic Equity team. Prior to joining the Investment Manager, he worked as a Fund Manager for ISIS Asset Management (previously known as Royal & Sun Alliance). Mr. Greenhill began working in the investment field in 1994. He is a member of the CFA Institute and the UK Society of Investment Professionals.

I.P. “Kip” Knelman. Kip Knelman, a Director of the Investment Manager, is a portfolio manager on the U.S. Equity Growth and U.S. Small Cap Equity Growth teams. Mr. Knelman joined the Investment Manager in February 2005 when the Investment Manager acquired substantially all of the assets of Knelman Asset Management Group, LLC (“Knelman”). Prior to joining the Investment Manager, Mr. Knelman was Senior Managing Partner of Knelman. From 1979 to 1998, he held various positions at Investment Advisers, Inc, including President and Chief Executive Officer. Mr. Knelman has also served as a board member of Lloyd’s Bank/TSB Asset Management Group

FUND MANAGEMENT (concluded)

and began his career in the investment field with Kidder, Peabody and Company.

Andrew D. Lacey. Andrew D. Lacey, a Deputy Chairman and Head of U.S. and Global Products of the Investment Manager, is a portfolio manager focusing on U.S. equity products, and also is a member of the global equity select, global ex-Australia and global trend funds teams. Mr. Lacey joined the Investment Manager in 1996, and has been working in the investment field since 1995.

Mark Little. Mark Little joined the Investment Manager in 1997 and also is a Director and portfolio manager within Lazard Asset Management Limited, in London. Prior to that time, Mr. Little was affiliated with the Coopers & Lybrand corporate finance practice. He began working in the investment field in 1992.

Patrick M. Mullin. Patrick M. Mullin, a Director of the Investment Manager, is a portfolio manager for the U.S. Small Cap team. Prior to joining the Investment Manager in 1998, he was with Target Capital Management and Dillon, Read & Co. Inc. Mr. Mullin began working in the investment field in 1992 and is a CFA Charterholder.

Brian Pessin. Brian Pessin, a Director of the Investment Manager and a portfolio manager/analyst, joined the Investment Manager in 1999. Prior to that time, Mr. Pessin was associated with Dawson, Samberg Capital Management, Gabelli & Company and Auerbach, Grayson & Co. He has been working in the investment filed since 1994 and is a CFA Charterholder.

Michael Powers. Michael Powers, a Managing Director of the Investment Manager, is a portfolio manager for the International Equity Select and European Equity Select teams. He began working in the investment field in 1990 when he joined the Investment Manager. Previously, Mr. Powers was a Vice President for Chemco Technologies.

John R. Reinsberg. John R. Reinsberg, a Deputy Chairman and Head of International and Global Products of the Investment Manager, is responsible for international and global products. He also oversees the day-to-day operations of the Investment Manager’s international equity investment team. Prior to joining the Investment Manager in 1992, he served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. Mr. Reinsberg began working in the investment field in 1981.

Nicholas Sordoni. Nicholas Sordoni, a Vice President of the Investment Manager, is a portfolio manager on the U.S. Equity Value team and a sector-based research analyst on the global research platform. Prior to joining the Investment Manager in 2002, Mr. Sordoni was an Equity Research Associate at Credit Suisse First Boston covering the health care industry. He is a CFA Charterholder.

James P. Tatera. James P. Tatera, a Senior Vice President of the Investment Manager, is a portfolio manager on the U.S. Equity Growth and U.S. Small Cap Equity Growth teams. Mr. Tatera joined the Investment Manager in February 2005 when the Investment Manager acquired substantially all of the assets of Knelman. Prior to joining the Investment Manager, Mr. Tatera was a Managing Partner and Chief Investment Officer of Knelman. Prior to joining Knelman, Mr. Tatera was Senior Vice President and Chief Equity Officer of Advantus Capital Management. He is a CFA Charterholder.

J. Richard Tutino. J. Richard Tutino, a Managing Director of the Investment Manager, is a portfolio manager focusing on U.S. equity products. Prior to joining the Investment Manager in 1997, Mr. Tutino was associated with Thorsell, Parker Partners and Dreman Value Management. He is a member of the New York Society of Security Analysts and a CFA Charterholder.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios is contained in the Fund’s Statement of Additional Information (“SAI”).

Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as each Portfolio’s administrator.

Distributor

Lazard Asset Management Securities LLC (the “Distributor”) acts as distributor for the Fund’s shares.

Custodian

State Street acts as custodian of the Portfolios’ investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of foreign securities.

SHAREHOLDER INFORMATION

GENERAL

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the net asset value per share (“NAV”) next determined after an order in proper form is received by the Fund’s Transfer Agent, Boston Financial Data Services, Inc., or another authorized entity.

The Fund will determine the net asset value of Portfolio shares as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time). The Fund values equity securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Minimum Investment

All purchases made by check should be in U.S. Dollars and made payable to “The Lazard Funds, Inc.” Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares. Please note the following minimums in effect for initial investments:

Institutional Shares	$1,000,000

Open Shares	$10,000

IRA Rollover/Transfer (Open Shares only)	$10,000

There are no subsequent investment minimums.

The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the Distributor and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and asset-based or wrap programs. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

HOW TO BUY SHARES

Through the Transfer Agent:

Shareholders who do not execute trades through a brokerage account should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

Initial	Purchase

By Mail

1.	Complete a Purchase Application. Indicate the services to be used.

2.	Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to “The Lazard Funds, Inc.” to:

The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

By Wire

1.	Call (800) 986-3455 toll-free from any state and provide the following:

•	the Portfolio(s) and Class of shares to be invested in

•	name(s) in which shares are to be registered

•	address

•	social security or tax identification number

•	dividend payment election

•	amount to be wired

•	name of the wiring bank, and

•	name and telephone number of the person to be contacted in connection with the order.

          An account number will then be assigned.

SHAREHOLDER INFORMATION (continued)

2.	Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street:

ABA #: 011000028
State Street Bank and Trust Company Boston, Massachusetts Custody and Shareholder Services Division DDA 9905-2375 Attention: (Name of Portfolio and Class of Shares) The Lazard Funds, Inc.
Shareholder’s Name and Account Number

3.	Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under “Initial Purchase—By Mail” above.

Additional Purchases

         By Mail

1.	Make a check payable to “The Lazard Funds, Inc.” Write the shareholder’s account number on the check.

2.	Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under “Initial Purchase—By Mail” above.

         By Wire

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under “Initial Purchase—By Wire” above.

Through a Lazard Brokerage Account

Shareholders who have a brokerage account with Lazard Capital Markets LLC should contact their account representative for specific instructions on how to purchase Portfolio shares.

Purchases through the Automatic Investment Plan (Open Shares Only)

Investors may participate in the Automatic Investment Plan by purchasing Open Shares of any Portfolio at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. An account must be opened with a minimum investment of $10,000. To enroll in the Automatic Investment Plan, call the Fund at (800) 986-3455.

Individual Retirement Accounts (Open Shares Only)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at (800) 823-6300.

Market Timing/Excessive Trading

Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund’s Board of Directors has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices. To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. See “Shareholder Information—General.” The codes of ethics of the Fund, the Investment Manager and the Distributor in respect of personal trading contain limitations on trading in Portfolio shares.

Each Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its shareholders, including those requests from any individual or group who, in the Fund’s view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor’s

SHAREHOLDER INFORMATION (continued)

account. Multiple accounts under common ownership or control may be considered one account for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading.

Each Portfolio deducts a 1.00% redemption fee on sales of shares owned for 30 days or less (not charged on shares acquired through reinvestment of dividends or distributions), except that no redemption fee will be charged with respect to shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor and under certain other circumstances. See “Shareholder Information—How to Sell Shares—Redemption Fee” below. As described below, the Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading. The Fund’s policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

All of the policies described in the first paragraph of this section apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. The Fund’s ability to monitor, and impose restrictions on, trading conducted through certain financial intermediaries or omnibus accounts may be severely limited due to the lack of access by the Fund or its service providers to information about such trading activity. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. See the first paragraph in this section.

DISTRIBUTION AND SERVICING
ARRANGEMENTS

The Fund has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of .25% of the value of the average daily net assets of the Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges. Institutional Shares do not pay a rule 12b-1 fee. Third parties may receive payments pursuant to the 12b-1 plan.

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide other services. Such payments are in addition to any fees paid by the Fund under rule 12b-1.

The receipt of such payments pursuant to the 12b-1 plan or from the Investment Manager or Distributor could create an incentive for the third party to offer a Portfolio instead of other mutual funds where such payments are not received. Further information is contained in the SAI, and you should consult your financial intermediary for further details.

HOW TO SELL SHARES

General

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds, net of applicable redemption fee, will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Redemption requests may also be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash).

Redemption Fee

Each Portfolio will impose a redemption fee equal to 1.00% of the NAV of Portfolio shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares’ NAV at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the “first in, first out” method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged on the redemption or exchange of shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor. The redemption fee may be waived, modified or terminated at any time, or from time to time, in accordance with policies described in the SAI.

SELLING SHARES

Through the Transfer Agent:

Shareholders who do not execute trades through a brokerage account should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

By Telephone:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a Telephone Redemption Authorization Form. To place a redemption request, or to have telephone redemption privileges added to your account, please call the Transfer Agent’s

SHAREHOLDER INFORMATION (continued)

toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

By Mail:

1.

Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder’s account number, and social security or taxpayer identification number.

2.	Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3.

If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

4.	Mail the letter to the Transfer Agent at the following address:

The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

Through a Lazard Brokerage Account:

Shareholders who have a brokerage account with Lazard Capital Markets LLC should contact their account representative for specific instructions on how to sell Portfolio shares.

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

Automatic Investments allows you to purchase Open Shares through automatic deductions from a designated bank account.

Exchange Privilege allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any applicable redemption fee. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent’s toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. See “Shareholder Information—How to Buy Shares—Market Timing/Excessive Trading” for more information about restrictions on exchanges.

GENERAL POLICIES

In addition to the policies described above, the Fund reserves the right to:

•	redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

•	convert Institutional Shares held by a shareholder whose account is less than $1,000,000 to Open Shares, upon written notice to the shareholder

•

suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission (the “SEC”)

•	change or waive the required minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

•

make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund’s management:

Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund’s management:

•	the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected

SHAREHOLDER INFORMATION (concluded)

•	if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets)

ACCOUNT POLICIES, DIVIDENDS AND TAXES

ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call the Transfer Agent at the telephone number listed on the inside back cover if you need additional copies of annual or semi-annual reports or account information.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared and paid annually for each of the Equity Portfolios, but may be declared and paid more frequently. Income dividends are normally declared each business day and paid monthly for Lazard High Yield Portfolio. Net capital gains, if any, are normally distributed annually but may be distributed more frequently. Capital gain distributions estimates may be available prior to payment and may be obtained by calling (800) 823-6300 or going to the Fund’s Website at www.LazardNet.com.

Dividends and distributions of a Portfolio will be invested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder’s account on the payment date or, at the shareholder’s election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time the Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, a taxable capital gain or loss may be realized, except for IRA or other tax-deferred accounts.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number

•	fail to certify that their social security number or taxpayer identification number is correct

•	fail to certify that they are exempt from withholding

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio’s financial performance since its inception (or five years, whichever is less), and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each year on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited (except as noted) by Anchin, Block & Anchin LLP, independent registered public accounting firm, whose report, along with each Portfolio’s financial statements, is included in the Fund’s most recent annual report to shareholders. You may have the annual report sent to you without charge. Because U.S. Small Cap Equity Growth Portfolio and the Open Shares of International Strategic Equity Portfolio have not completed a full fiscal period, financial highlights information is not available for that Portfolio or Class as of the date of this Prospectus.

FINANCIAL HIGHLIGHTS (continued)

LAZARD EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year:

	Year Ended

Institutional Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$16.04	$14.40	$11.59	$14.10	$16.72

Income (loss) from investment operations:
Net investment income (a)	0.14	0.15	0.13	0.11	0.13
Net realized and unrealized gain (loss)	0.51	1.65	2.81	(2.48)	(1.07)

Total from investment operations	0.65	1.80	2.94	(2.37)	(0.94)

Less distributions from:
Net investment income	(0.16)	(0.16)	(0.13)	(0.14)	(0.13)
Net realized gains	—	—	—	—	(1.55)

Total distributions	(0.16)	(0.16)	(0.13)	(0.14)	(1.68)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$16.53	$16.04	$14.40	$11.59	$14.10

Total Return (b)	4.06%	12.49%	25.37%	(16.84)%	(5.90)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$97,961	$116,021	$112,568	$101,891	$141,329
Ratios to average net assets:
Net expenses	0.97%	0.98%	0.98%	0.97%	0.90%
Gross expenses	0.97%	0.98%	0.98%	0.97%	0.90%
Net investment income	0.89%	1.02%	1.00%	0.87%	0.82%
Portfolio turnover rate	73%	57%	46%	74%	89%

	Year Ended

Open Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$16.05	$14.40	$11.58	$14.07	$16.70

Income (loss) from investment operations:
Net investment income (a)	0.08	0.10	0.08	0.07	0.09
Net realized and unrealized gain (loss)	0.51	1.64	2.82	(2.47)	(1.08)

Total from investment operations	0.59	1.74	2.90	(2.40)	(0.99)

Less distributions from:
Net investment income	(0.09)	(0.09)	(0.08)	(0.09)	(0.09)
Net realized gains	—	—	—	—	(1.55)

Total distributions	(0.09)	(0.09)	(0.08)	(0.09)	(1.64)

Redemption fees	— (c)	—	—	— (c)	—

Net asset value, end of year	$16.55	$16.05	$14.40	$11.58	$14.07

Total Return (b)	3.67%	12.09%	25.06%	(17.08)%	(6.23)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$12,354	$21,093	$21,546	$21,292	$37,082
Ratios to average net assets:
Net expenses	1.35%	1.32%	1.31%	1.28%	1.18%
Gross expenses	1.35%	1.32%	1.31%	1.28%	1.18%
Net investment income	0.51%	0.67%	0.67%	0.55%	0.54%
Portfolio turnover rate	73%	57%	46%	74%	89%

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any.

(c)	Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS (continued)

LAZARD U.S. EQUITY VALUE PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period:

Institutional Shares	For the Period 9/30/05* to 12/31/05

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.03
Net realized and unrealized gain	0.02

Total from investment operations	0.05

Less distributions from:
Net investment income	(0.03)

Total distributions	(0.03)

Net asset value, end of period	$10.02

Total Return (b)	0.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$90
Ratios to average net assets:
Net expenses (c)	1.00%
Gross expenses (c)	388.31%
Net investment income (c)	1.17%
Portfolio turnover rate	13%

Open Shares	For the Period 9/30/05* to 12/31/05

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.02
Net realized and unrealized gain	0.02

Total from investment operations	0.04

Less distributions from:
Net investment income	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$10.02

Total Return (b)	0.41%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10
Ratios to average net assets:
Net expenses (c)	1.30%
Gross expenses (c)	596.46%
Net investment income (c)	0.86%
Portfolio turnover rate	13%

*	Commencement of operations.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

FINANCIAL HIGHLIGHTS (continued)

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

Institutional Shares	Year Ended 12/31/05	For the Period 12/30/04* to 12/31/04

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:
Net investment income (a)	0.09	—	(c)
Net realized and unrealized gain	0.41	—

Total from investment operations	0.50	—

Less distributions from:
Net investment income	(0.03)	—
Net realized gains	(0.09)	—

Total distributions	(0.12)	—

Net asset value, end of period	$10.38	$10.00

Total Return (b)	4.99%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,085	$400
Ratios to average net assets:
Net expenses (d)	1.16%	1.25%
Gross expenses (d)	13.80%	546.34	%(e)
Net investment income (d)	0.90%	1.92%
Portfolio turnover rate	53%	0%

Open Shares	Year Ended 12/31/05	For the Period 12/30/04* to 12/31/04

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:
Net investment income (a)	0.06	—	(c)
Net realized and unrealized gain	0.35	—

Total from investment operations	0.41	—

Less distributions from:
Net realized gains	(0.09)	—

Total distributions	(0.09)	—

Redemption fees	0.07	—

Net asset value, end of period	$10.39	$10.00

Total Return (b)	4.79%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$234	$100
Ratios to average net assets:
Net expenses (d)	1.50%	1.55%
Gross expenses (d)	33.06%	1,049.82	%(e)
Net investment income (d)	0.58%	1.62%
Portfolio turnover rate	53%	0%

*	Commencement of operations.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

(e)	Gross expenses ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

FINANCIAL HIGHLIGHTS (continued)

LAZARD MID CAP PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year:

	Year Ended

Institutional Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$13.20	$11.49	$8.93	$10.64	$11.36

Income (loss) from investment operations:
Net investment income (a)	0.09	0.03	0.04	0.04	0.07
Net realized and unrealized gain (loss)	1.07	2.83	2.55	(1.57)	1.31

Total from investment operations	1.16	2.86	2.59	(1.53)	1.38

Less distributions from:
Net investment income	(0.07)	(0.04)	(0.03)	—	(0.07)
Net realized gains	(1.06)	(1.11)	—	(0.18)	(2.03)

Total distributions	(1.13)	(1.15)	(0.03)	(0.18)	(2.10)

Redemption fees	—	— (c)	—	— (c)	—

Net asset value, end of year	$13.23	$13.20	$11.49	$8.93	$10.64

Total Return (b)	8.89%	24.97%	29.03%	(14.47)%	12.85%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$171,912	$56,431	$39,625	$28,754	$21,729
Ratios to average net assets:
Net expenses	0.93%	1.05%	1.05%	1.05%	1.05%
Gross expenses	0.93%	1.13%	1.31%	1.40%	1.71%
Net investment income	0.67%	0.21%	0.42%	0.40%	0.65%
Portfolio turnover rate	80%	92%	96%	104%	160%

	Year Ended

Open Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$13.06	$11.38	$8.84	$10.57	$11.30

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	(0.01)	0.01	0.01	0.04
Net realized and unrealized gain (loss)	1.05	2.80	2.53	(1.56)	1.30

Total from investment operations	1.10	2.79	2.54	(1.55)	1.34

Less distributions from:
Net investment income	(0.03)	—	— (c)	—	(0.04)
Net realized gains	(1.06)	(1.11)	—	(0.18)	(2.03)

Total distributions	(1.09)	(1.11)	—	(0.18)	(2.07)

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of year	$13.07	$13.06	$11.38	$8.84	$10.57

Total Return (b)	8.53%	24.59%	28.74%	(14.75)%	12.50%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$54,370	$30,412	$14,978	$8,128	$7,584
Ratios to average net assets:
Net expenses	1.23%	1.35%	1.35%	1.35%	1.35%
Gross expenses	1.23%	1.45%	1.69%	1.83%	2.13%
Net investment income (loss)	0.35%	(0.09)%	0.12%	0.09%	0.35%
Portfolio turnover rate	80%	92%	96%	104%	160%

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS (continued)

LAZARD SMALL CAP PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year:

	Year Ended

Institutional Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$18.84	$19.49	$14.03	$17.70	$18.07

Income (loss) from investment operations:
Net investment income (a)	0.02	0.01	0.07	0.02	0.08
Net realized and unrealized gain (loss)	0.76	2.93	5.39	(3.18)	3.06

Total from investment operations	0.78	2.94	5.46	(3.16)	3.14

Less distributions from:
Net investment income	(0.02)	(0.07)	—	—	(0.09)
Net realized gains	(4.20)	(3.52)	—	(0.51)	(3.42)

Total distributions	(4.22)	(3.59)	—	(0.51)	(3.51)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$15.40	$18.84	$19.49	$14.03	$17.70

Total Return (b)	4.31%	15.28%	38.92%	(17.97)%	18.06%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$253,236	$390,906	$465,876	$388,795	$575,077
Ratios to average net assets:
Net expenses	0.88%	0.86%	0.86%	0.85%	0.83%
Gross expenses	0.88%	0.86%	0.86%	0.85%	0.83%
Net investment income	0.10%	0.07%	0.42%	0.14%	0.41%
Portfolio turnover rate	87%	100%	77%	93%	80%

	Year Ended

Open Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$18.78	$19.44	$14.03	$17.67	$18.04

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.04)	(0.05)	0.02	(0.03)	0.02
Net realized and unrealized gain (loss)	0.75	2.91	5.39	(3.10)	3.05

Total from investment operations	0.71	2.86	5.41	(3.13)	3.07

Less distributions from:
Net investment income	—	— (c)	—	—	(0.02)
Net realized gains	(4.20)	(3.52)	—	(0.51)	(3.42)

Total distributions	(4.20)	(3.52)	—	(0.51)	(3.44)

Redemption fees	— (c)	— (c)	— (c)	0.07	—

Net asset value, end of year	$15.29	$18.78	$19.44	$14.03	$17.67

Total Return (b)	3.93%	14.90%	38.56%	(17.82)%	17.69%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$37,057	$50,295	$50,202	$43,110	$69,531
Ratios to average net assets:
Net expenses	1.19%	1.18%	1.19%	1.15%	1.13%
Gross expenses	1.19%	1.18%	1.19%	1.15%	1.13%
Net investment income (loss)	(0.21)%	(0.05)%	0.11%	(0.17)%	0.12%
Portfolio turnover rate	87%	100%	77%	93%	80%

(a)	Net investment income (loss) has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any.

(c)	Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS (continued)

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year:

	Year Ended

Institutional Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$12.91	$11.37	$8.92	$10.01	$13.46

Income (loss) from investment operations:
Net investment income (a)	0.26	0.18	0.18	0.14	0.11
Net realized and unrealized gain (loss)	1.16	1.60	2.43	(1.18)	(3.45)

Total from investment operations	1.42	1.78	2.61	(1.04)	(3.34)

Less distributions from:
Net investment income	(0.33)	(0.24)	(0.16)	(0.05)	— (c)
Net realized gains	—	—	—	—	(0.11)

Total distributions	(0.33)	(0.24)	(0.16)	(0.05)	(0.11)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$14.00	$12.91	$11.37	$8.92	$10.01

Total Return (b)	11.25%	16.01%	29.51%	(10.44)%	(24.85)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,035,346	$1,509,462	$2,103,600	$1,776,799	$2,224,089
Ratios to average net assets:
Net expenses	0.89%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.89%	0.90%	0.90%	0.90%	0.90%
Net investment income	2.03%	1.51%	1.90%	1.45%	0.95%
Portfolio turnover rate	60%	58%	44%	58%	69%

	Year Ended

Open Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$12.94	$11.37	$8.88	$9.95	$13.41

Income (loss) from investment operations:
Net investment income (a)	0.23	0.14	0.15	0.11	0.08
Net realized and unrealized gain (loss)	1.16	1.61	2.44	(1.18)	(3.43)

Total from investment operations	1.39	1.75	2.59	(1.07)	(3.35)

Less distributions from:
Net investment income	(0.30)	(0.18)	(0.10)	(0.02)	—
Net realized gains	—	—	—	—	(0.11)

Total distributions	(0.30)	(0.18)	(0.10)	(0.02)	(0.11)

Redemption fees	— (c)	— (c)	— (c)	0.02	—

Net asset value, end of year	$14.03	$12.94	$11.37	$8.88	$9.95

Total Return (b)	10.93%	15.64%	29.29%	(10.57)%	(25.02)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$48,770	$89,742	$105,336	$88,031	$116,466
Ratios to average net assets:
Net expenses	1.18%	1.20%	1.21%	1.21%	1.19%
Gross expenses	1.18%	1.20%	1.21%	1.21%	1.19%
Net investment income	1.78%	1.18%	1.61%	1.14%	0.70%
Portfolio turnover rate	60%	58%	44%	58%	69%

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any.

(c)	Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS (continued)

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

	Year Ended				For the Period 5/31/01* to 12/31/01

Institutional Shares	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$11.25	$9.80	$7.74	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.18	0.14	0.18	0.12	0.01
Net realized and unrealized gain (loss)	0.82	1.47	2.12	(1.41)	(0.85)

Total from investment operations	1.00	1.61	2.30	(1.29)	(0.84)

Less distributions from:
Net investment income	(0.16)	(0.16)	(0.24)	(0.12)	(0.01)
Net realized gains	(0.36)	—	—	—	—

Total distributions	(0.52)	(0.16)	(0.24)	(0.12)	(0.01)

Redemption fees	—	—	—	— (c)	—

Net asset value, end of period	$11.73	$11.25	$9.80	$7.74	$9.15

Total Return (b)	8.90%	16.45%	29.80%	(14.12)%	(8.43)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,262	$10,455	$9,788	$20,957	$8,580
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	1.97%	2.13%	1.85%	1.63%	13.75%
Net investment income (d)	1.55%	1.43%	2.26%	1.41%	0.15%
Portfolio turnover rate	33%	16%	29%	32%	1%

	Year Ended				For the Period 5/31/01* to 12/31/01

Open Shares	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$11.28	$9.82	$7.75	$9.16	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.13	0.09	0.08	(0.02)
Net realized and unrealized gain (loss)	0.83	1.46	2.19	(1.40)	(0.82)

Total from investment operations	0.95	1.59	2.28	(1.32)	(0.84)

Less distributions from:
Net investment income	(0.12)	(0.13)	(0.21)	(0.09)	—
Net Realized gains	(0.36)	—	—	—	(0.11)

Total distributions	(0.48)	(0.13)	(0.21)	(0.09)	—

Redemption fees	— (c)	— (c)	—	—	—

Net asset value, end of period	$11.75	$11.28	$9.82	$7.75	$9.16

Total Return (b)	8.46%	16.17%	29.49%	(14.37)%	(8.40)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,026	$6,744	$7,279	$2,508	$434
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	2.28%	2.47%	2.68%	2.79%	47.06%
Net investment income (loss) (d)	1.05%	1.28%	1.09%	0.93%	(0.31)%
Portfolio turnover rate	33%	16%	29%	32%	1%

*	Commencement of operations.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

FINANCIAL HIGHLIGHTS (continued)

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period:

Institutional Shares	For the Period 10/31/05* to 12/31/05

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss (a)	—
Net realized and unrealized gain	0.79

Total from investment operations	0.79

Redemption fees (a)	—

Net asset value, end of period	$10.79

Total Return (b)	7.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$135,690
Ratios to average net assets:
Net expenses (c)	1.46%
Gross expenses (c)	1.46%
Net investment loss (c)	(0.20)%
Portfolio turnover rate	12%

*	Commencement of operations.

(a)	Amount is less than $0.01 per share.

(b)	Total return reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

FINANCIAL HIGHLIGHTS (continued)

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year:

	Year Ended

Institutional Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$19.24	$15.46	$11.07	$11.58	$12.57

Income (loss) from investment operations:
Net investment income (a)	0.24	0.29	0.27	0.17	0.18
Net realized and unrealized gain (loss)	2.45	4.66	4.39	(0.53)	(1.03)

Total from investment operations	2.69	4.95	4.66	(0.36)	(0.85)

Less distributions from:
Net investment income	(0.22)	(0.26)	(0.27)	(0.15)	(0.14)
Net realized gains	(4.61)	(0.91)	—	—	—

Total distributions	(4.83)	(1.17)	(0.27)	(0.15)	(0.14)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$17.10	$19.24	$15.46	$11.07	$11.58

Total Return (b)	14.77%	32.28%	42.21%	(3.08)%	(6.77)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$582,909	$674,066	$644,240	$529,062	$390,278
Ratios to average net assets:
Net expenses	0.93%	0.94%	0.95%	0.96%	0.95%
Gross expenses	0.93%	0.94%	0.95%	0.96%	0.95%
Net investment income	1.24%	1.71%	2.15%	1.45%	1.48%
Portfolio turnover rate	33%	39%	18%	25%	17%

	Year Ended

Open Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$19.22	$15.41	$11.02	$11.53	$12.53

Income (loss) from investment operations:
Net investment income (a)	0.18	0.23	0.21	0.13	0.11
Net realized and unrealized gain (loss)	2.45	4.64	4.36	(0.54)	(1.03)

Total from investment operations	2.63	4.87	4.57	(0.41)	(0.92)

Less distributions from:
Net investment income	(0.16)	(0.18)	(0.20)	(0.10)	(0.08)
Net realized gains	(4.61)	(0.91)	—	—	—

Total distributions	(4.77)	(1.09)	(0.20)	(0.10)	(0.08)

Redemption fees	0.01	0.03	0.02	— (c)	—

Net asset value, end of year	$17.09	$19.22	$15.41	$11.02	$11.53

Total Return (b)	14.47%	32.04%	41.71%	(3.55)%	(7.33)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$62,020	$49,585	$20,124	$3,019	$3,441
Ratios to average net assets:
Net expenses	1.27%	1.36%	1.43%	1.43%	1.43%
Gross expenses	1.27%	1.36%	1.46%	1.86%	2.03%
Net investment income	0.93%	1.30%	1.59%	1.15%	0.91%
Portfolio turnover rate	33%	39%	18%	25%	17%

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS (continued)

LAZARD EMERGING MARKETS PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year:

	Year Ended

Institutional Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$13.98	$10.80	$7.11	$7.22	$7.52

Income (loss) from investment operations:
Net investment income (a)	0.29	0.16	0.17	0.10	0.07
Net realized and unrealized gain (loss)	5.42	3.16	3.69	(0.13)	(0.31)

Total from investment operations	5.71	3.32	3.86	(0.03)	(0.24)

Less distributions from:
Net investment income	(0.18)	(0.14)	(0.17)	(0.08)	(0.06)
Net realized gains	(1.67)	—	—	—	—

Total distributions	(1.85)	(0.14)	(0.17)	(0.08)	(0.06)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$17.84	$13.98	$10.80	$7.11	$7.22

Total Return (b)	41.40%	30.79%	54.45%	(0.37)%	(3.16)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,413,671	$771,598	$591,514	$345,176	$308,608
Ratios to average net assets:
Net expenses	1.27%	1.32%	1.29%	1.31%	1.29%
Gross expenses	1.28%	1.32%	1.29%	1.31%	1.29%
Net investment income	1.82%	1.40%	2.06%	1.30%	0.91%
Portfolio turnover rate	48%	43%	29%	31%	43%

	Year Ended

Open Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$14.06	$10.86	$7.13	$7.24	$7.54

Income (loss) from investment operations:
Net investment income (a)	0.20	0.13	0.15	0.08	0.05
Net realized and unrealized gain (loss)	5.51	3.17	3.70	(0.13)	(0.32)

Total from investment operations	5.71	3.30	3.85	(0.05)	(0.27)

Less distributions from:
Net investment income	(0.14)	(0.10)	(0.14)	(0.06)	(0.03)
Net realized gains	(1.67)	—	—	—	—

Total distributions	(1.81)	(0.10)	(0.14)	(0.06)	(0.03)

Redemption fees	0.03	— (c)	0.02	— (c)	—

Net asset value, end of year	$17.99	$14.06	$10.86	$7.13	$7.24

Total Return (b)	41.31%	30.43%	54.29%	(0.65)%	(3.54)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$195,944	$30,536	$18,649	$9,140	$6,712
Ratios to average net assets:
Net expenses	1.59%	1.60%	1.60%	1.60%	1.60%
Gross expenses	1.59%	1.71%	1.76%	1.84%	2.00%
Net investment income	1.21%	1.11%	1.82%	1.09%	0.63%
Portfolio turnover rate	48%	43%	29%	31%	43%

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS (concluded)

LAZARD HIGH YIELD PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year:

	Year Ended

Institutional Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$5.47	$5.40	$4.72	$5.95	$6.57

Income (loss) from investment operations:
Net investment income (a)	0.42	0.44	0.43	0.58	0.76
Net realized and unrealized gain (loss)	(0.19)	0.07	0.69	(1.22)	(0.62)

Total from investment operations	0.23	0.51	1.12	(0.64)	0.14

Less distributions from:
Net investment income	(0.43)	(0.44)	(0.44)	(0.59)	(0.76)

Total distributions	(0.43)	(0.44)	(0.44)	(0.59)	(0.76)

Redemption fees	—	— (c)	— (c)	—	—

Net asset value, end of year	$5.27	$5.47	$5.40	$4.72	$5.95

Total Return (b)	4.33%	9.88%	24.58%	(11.14)%	2.03%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$75,100	$96,759	$127,765	$78,128	$71,467
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.75%	0.75%	0.75%
Gross expenses	0.86%	0.89%	0.98%	1.08%	1.07%
Net investment income	7.89%	8.11%	8.45%	11.09%	11.85%
Portfolio turnover rate	22%	49%	68%	229%	234%

	Year Ended

Open Shares	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$5.48	$5.42	$4.73	$5.95	$6.57

Income (loss) from investment operations:
Net investment income (a)	0.40	0.42	0.42	0.55	0.74
Net realized and unrealized gain (loss)	(0.19)	0.06	0.68	(1.19)	(0.62)

Total from investment operations	0.21	0.48	1.10	(0.64)	0.12

Less distributions from:
Net investment income	(0.41)	(0.42)	(0.42)	(0.58)	(0.74)

Total distributions	(0.41)	(0.42)	(0.42)	(0.58)	(0.74)

Redemption fees	0.01	—	0.01	— (c)	—

Net asset value, end of year	$5.29	$5.48	$5.42	$4.73	$5.95

Total Return (b)	4.22%	9.33%	24.41%	(11.27)%	1.72%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,986	$7,223	$2,989	$965	$12,249
Ratios to average net assets:
Net expenses	0.85%	0.85%	1.05%	1.05%	1.05%
Gross expenses	1.78%	1.67%	2.79%	2.48%	1.46%
Net investment income	7.47%	7.64%	8.16%	9.84%	11.57%
Portfolio turnover rate	22%	49%	68%	229%	234%

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

PERFORMANCE INFORMATION FOR RELATED ACCOUNTS

Lazard U.S. Equity Value Composite

This is not the Portfolio’s Performance

Lazard U.S. Equity Value Portfolio had not completed a full year of investment operations prior to the date of this Prospectus and, therefore, does not have its own performance record. However, the Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (the “Other Accounts”). The chart below shows the historical investment performance for a composite (the “U.S. Equity Value Composite”) of the Other Accounts and for the Portfolio’s benchmark index. The U.S. Equity Value Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,

	2002	2003	2004	2005

U.S. Equity Value Composite	(13.3)%	25.5%	16.4%	4.4%

Russell 1000® Value Index*	(15.5)%	30.0%	16.5%	7.0%

Average Annual Total Returns
(for the periods ended December 31, 2005)

	Inception Date	One Year	Three Years	Since Inception

U.S. Equity Value Composite	10/1/01	4.4%	15.1%	9.0%

Russell 1000® Value Index*	N/A	7.0%	17.5%	9.5%

Average annual total return from inception through August 31, 2006 was 9.73%.

*

The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values.

Certain Other Accounts may not be subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and the Code which, if applicable, may have adversely affected the performance of the U.S. Equity Value Composite. The performance results of the U.S. Equity Value Composite reflect actual fees charged to the Other Accounts. However, the performance of Other Accounts typically only reflects deduction for advisory fees, while the Portfolio, in addition to an advisory fee, also bears fees to other service providers and operational expenses, and its Open Shares bear distribution and servicing fees. The U.S. Equity Value Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of the U.S. Equity Value Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

PERFORMANCE INFORMATION FOR RELATED ACCOUNTS (continued)

Lazard U.S. Small Cap Equity Growth Composite

This is not the Portfolio’s Performance

Lazard U.S. Small Cap Equity Growth Portfolio had not completed a full year of investment operations prior to the date of this Prospectus and, therefore, does not have its own performance record. However, the Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “U.S. Small Cap Equity Growth Composite”) of the Other Accounts and for the Portfolio’s benchmark index. The U.S. Small Cap Equity Growth Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,

	2003	2004	2005

U.S. Small Cap Equity Growth Composite	50.4%	10.8%	9.0%

Russell 2000® Growth Index*	48.5%	14.3%	4.2%

Average Annual Total Returns
(for the periods ended December 31, 2005)

	Inception Date	One Year	Since Inception

U.S. Small Cap Equity Growth Composite	1/1/03	9.0%	22.0%

Russell 2000® Growth Index*	N/A	4.1%	20.9%

Average annual total return from inception through August 31, 2006 was 18.07%.

*

The Russell 2000® Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

Certain Other Accounts may not be subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the U.S. Small Cap Equity Growth Composite. The performance results of the U.S. Small Cap Equity Growth Composite reflect actual fees charged to the Other Accounts. However, the performance of Other Accounts typically only reflects deduction for advisory fees, while the Portfolio, in addition to an advisory fee, also bears fees to other service providers and operational expenses, and its Open Shares bear distribution and servicing fees. The U.S. Small Cap Equity Growth Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of the U.S. Small Cap Equity Growth Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

PERFORMANCE INFORMATION FOR RELATED ACCOUNTS (concluded)

Lazard International Strategic Equity Composite

This is not the Portfolio’s Performance

Lazard International Strategic Equity Portfolio had not completed a full year of investment operations prior to the date of this Prospectus and, therefore, does not have its own performance record. However, the Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “International Strategic Equity Composite”) of the Other Accounts and for the Portfolio’s benchmark index. The International Strategic Equity Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,

	2002	2003	2004	2005

International Strategic Equity Composite	(8.4)%	37.0%	26.2%	17.1%

MSCI EAFE Index*	(15.9)%	38.6%	20.2%	13.5%

Average Annual Total Returns
(for the periods ended December 31, 2005)

	Inception Date	One Year	Three Years	Since Inception

International Strategic Equity Composite	10/1/01	17.1%	26.5%	7.7%

MSCI EAFE Index*	N/A	13.5%	23.7%	3.8%

Average annual total return from inception through August 31, 2006 was 9.54%.

*

MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance within Europe, Australia and the Far East (excluding the U.S. and Canada).

Certain Other Accounts may not be subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act, and the Code which, if applicable, may have adversely affected the performance of the International Strategic Equity Composite. The performance results of the International Strategic Equity Composite reflect actual fees charged to the Other Accounts. However, the performance of Other Accounts typically only reflects deduction for advisory fees, while the Portfolio, in addition to an advisory fee, also bears fees to other service providers and operational expenses, and its Open Shares bear distribution and servicing fees. The International Strategic Equity Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of the International Strategic Equity Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

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For more information about the Portfolios, the following documents are available free upon request:

Annual and Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on each Portfolio’s investments. In the annual report, you will find a broad discussion of the market conditions and investments strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Disclosure of Portfolio Holdings

Each Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio holdings is available in the Fund’s SAI.

You can get a free copy of the Reports and the SAI at http://www.LazardNet.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolios, by contacting the Fund at:

The Lazard Funds, Inc. 30 Rockefeller Plaza New York, New York 10112-6300 Telephone: (800) 823-6300 http://www.LazardNet.com

You can review the Reports and the SAI at the Public Reference Room of the SEC in Washington, D.C. For information, call (202) 551-5850. You can get text-only copies:

•	After paying a duplicating fee, by writing the Public Reference Branch of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by e-mail request to publicinfo@sec.gov.

•	Free from the SEC’s Website at http://www.sec.gov.

Investment Company Act file no. 811-06312

Investment Manager Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112–6300 Telephone: (800) 823-6300	Transfer Agent and Dividend Disbursing Agent Boston Financial Data Services, Inc. P.O. Box 8514 Boston, Massachusetts 02266-8514 Telephone: (800) 986-3455
Distributor Lazard Asset Management Securities LLC 30 Rockefeller Plaza New York, New York 10112–6300
Independent Registered Public Accounting Firm Anchin, Block & Anchin LLP 1375 Broadway New York, New York 10018 http://www.anchin.com

Custodian State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Legal Counsel Stroock & Stroock & Lavan LLP 180 Maiden Lane New York, New York 10038-4982 http://www.stroock.com

©	2006 The Lazard Funds, Inc. and Lazard Asset Management Securities LLC

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

The Lazard Funds, Inc.	30 Rockefeller Plaza	Tel 800-823-6300
	New York, NY 10112- 6300	www.LazardNet.com	M F 2 3 1 0 1

THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112-6300
(800) 823-6300

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2006,
as revised October 10, 2006

     The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses of the Fund, dated May 1, 2006, as each may be revised from time to time, relating to the following twelve portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):

Lazard Equity Portfolio	Lazard International Equity Portfolio
Lazard U.S. Equity Value Portfolio	Lazard International Equity Select Portfolio
Lazard U.S. Strategic Equity Portfolio	Lazard International Strategic Equity Portfolio
Lazard Mid Cap Portfolio	Lazard International Small Cap Portfolio
Lazard Small Cap Portfolio	Lazard Emerging Markets Portfolio
Lazard U.S. Small Cap Equity Growth Portfolio	Lazard High Yield Portfolio

     Each Portfolio currently offers two classes of shares—Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each Class.

     To obtain a copy of the Fund's Prospectuses, please write or call the Fund at the address and telephone number above.

     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE FUND AND PORTFOLIOS

     The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

     Lazard Asset Management LLC serves as the investment manager (the "Investment Manager") to each of the Portfolios.

     Lazard Asset Management Securities LLC (the "Distributor") is the distributor of each Portfolio's shares.

Certain Portfolio Securities

     The following information supplements and should be read in conjunction with the Fund's Prospectuses.

     Depositary Receipts. (All Portfolios, except Small Cap Portfolio) Each Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

     These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Foreign Government Obligations; Securities of Supranational Entities. (All Portfolios, except Small Cap Portfolio) Each Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Foreign Securities. (All Portfolios, except Small Cap Portfolio) Each Portfolio may invest in non-U.S. securities as described in the Portfolio's Prospectus.

     Fixed-Income Securities. (All Portfolios) Each fixed-income Portfolio may invest in fixed-income securities as described in the Prospectus. In addition, Equity, U.S. Equity Value and U.S. Strategic Equity Portfolios each may invest up to 20% of its assets in U.S. Government securities and investment grade debt obligations of U.S. corporations; Mid Cap, Small Cap and International Small Cap Portfolios may each invest up to 20% of its assets in investment grade debt securities; and International Equity, International Equity Select and International Strategic Equity Portfolios may each invest up to 20% of its assets in investment grade fixed-income securities and short-term money market instruments.

     Convertible Securities. (All Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Warrants. (All Portfolios) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

     Participation Interests. (All Portfolios) Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest.

     Each Portfolio may invest in corporate obligations denominated in U.S. or (except Equity and Small Cap Portfolios) foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants."

2

Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants."

Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

     Variable and Floating Rate Securities. (All Portfolios) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate.

     Each Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.

     Each Portfolio also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

     Municipal Obligations. (High Yield Portfolio) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political

3

subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. High Yield Portfolio also may acquire call options on specific municipal obligations. The Portfolio generally would purchase these call options to protect it from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

     While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares which are attributable to interest income received by the Portfolio from municipal obligations generally will be subject to federal income tax. High Yield Portfolio may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Portfolio investments. The Portfolio currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

     Zero Coupon, Pay-In-Kind and Step Up Securities. (High Yield Portfolio) High Yield Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The Portfolio may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. High Yield Portfolio also may purchase step up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, High Yield Portfolio may be

4

required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     Mortgage-Related Securities. (High Yield Portfolio and, to a limited extent, Equity, U.S. Equity Value, U.S. Strategic Equity, Mid Cap, Small Cap and U.S. Small Cap Equity Growth Portfolios) Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

     Residential Mortgage-Related Securities. Each of these Portfolios may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

     Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also know as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Commercial Mortgage-Related Securities. Each of these Portfolios may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer

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guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

      Subordinated Securities. Each of these Portfolios may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

      Collateralized Mortgage Obligations ("CMOs") and Multi-Class Pass-Through Securities. Each of these Portfolios may invest in CMOs, which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.

     Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. High Yield Portfolio may invest, to a limited extent, in residual interests in real estate mortgage investment conduits ("REMICs"). See "Taxation."

     Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. Each Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

      Stripped Mortgage-Backed Securities. Each of these Portfolios also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that

6

each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

      Private Entity Securities. Each of these Portfolios may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

      CMO Residuals. CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See "Stripped Mortgage-Backed Securities" above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

     CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the "Securities Act"), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals

7

imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

      Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     Real Estate Investment Trusts. (All Portfolios) Each of these Portfolios may invest in Real Estate Investment Trusts ("REITs"). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

     REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

     Asset-Backed Securities. (High Yield Portfolio) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included credit card and automobile receivables, home equity loans, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Portfolio may invest in these and other types of asset-backed securities that may be developed in the future.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

     Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off

8

certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

     Investment Companies. (All Portfolios) Each of U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity, International Small Cap, Emerging Markets and High Yield Portfolios may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Under the 1940 Act, a Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Equity, Small Cap and International Equity Portfolios may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, and may purchase securities of any one closed-end fund in an amount up to 5% of the Portfolio's total assets and may purchase securities of closed-end funds in the aggregate in an amount of up to 10% of the Portfolio's total assets. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.

     Illiquid Securities. (All Portfolios) Each Portfolio may invest up to 10% (15% in the case of U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity and High Yield Portfolios) of the value of its net assets (total assets, in the case of Equity Portfolio) in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

     Money Market Instruments; Temporary Defensive Positions. (All Portfolios) When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations ("Money Market Instruments"). For Emerging Markets Portfolio, when the Investment Manager believes it is warranted for defensive purposes, the Portfolio may invest without limitation in

9

high quality fixed-income securities or equity securities of U.S. companies. Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position.

      Investment Techniques

     The following information supplements and should be read in conjunction with the Fund's Prospectuses.

     Borrowing Money. (All Portfolios) Each Portfolio may borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. Money borrowed will be subject to interest costs. In addition, Equity, U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity, International Small Cap, Emerging Markets and High Yield Portfolios may each borrow for investment purposes to the extent permitted under the 1940 Act. See "Leverage" below.

     Leverage. (All Portfolios, except Small Cap and International Equity Portfolios) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment. Money borrowed for leveraging is limited to 33 1/3% of the value of the Portfolio's total assets. Interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. As a result of these transactions, the Portfolio is exposed to greater potential fluctuation in the value of its assets and its net asset value per share. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission (the "Commission"). The Commission views reverse repurchase transactions as collateralized borrowing by a Portfolio. Except for these transactions, each Portfolio's borrowings generally will be unsecured.

     Lending Portfolio Securities. (All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned

10

securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio's investment is to be voted upon. Loans of portfolio securities may not exceed 33 1/3% of the value of the Portfolio's total assets. The Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.

     Derivatives. (All Portfolios) Each Portfolio may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swap agreements, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

     If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the

11

creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Successful use of derivatives by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Commission, a Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Portfolio may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Portfolio's ability to otherwise invest those assets.

     Futures Transactions—In General. (All Portfolios, except Equity, Small Cap and International Equity Portfolios) Each Portfolio may enter into futures contracts in U.S. domestic markets, or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

     Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio's net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

     Specific Futures Transactions. U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity, International Small Cap and Emerging Markets Portfolios may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified

12

in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     U.S. Equity Value, U.S. Strategic Equity, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity, International Small Cap, Emerging Markets and High Yield Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Each Portfolio, except Equity, Small Cap and International Equity Portfolios, may buy and sell foreign currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

     Options—In General. (All Portfolios, except Equity and Small Cap Portfolios) Each Portfolio may buy and sell (write) covered call and put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Specific Options Transactions. Each of these Portfolios may buy and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

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     Each of these Portfolios, except International Equity Portfolio, may buy and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Each of these Portfolios may purchase cash-settled options on interest rate swaps (except International Equity Portfolio), interest rate swaps denominated in foreign currency, and equity index swaps (except in the case of International Equity Portfolio) in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

     Swap Agreements. To the extent consistent with the Portfolio's investment objective and management policies as set forth herein, each Portfolio may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

     Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated

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for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

     Foreign Currency Transactions. (All Portfolios, except Equity and Small Cap Portfolios) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

     Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

     Short-Selling. (U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Strategic Equity and High Yield Portfolios) Each of these Portfolios may engage in short sales of securities. In these transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. The Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. A Portfolio may not make a short-sale which results in the Portfolio having sold short in the aggregate more than 5% of the outstanding securities of any class of issuer.

      Until the Portfolio closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Forward Commitments. (All Portfolios) A Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments. The Portfolio intends to engage in forward commitments to increase the Portfolio's financial exposure to the types of securities in which it invests, which will increase the Portfolio's exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will the Portfolio have more than 33 1/3% of its total assets committed to purchase securities on a forward commitment basis.

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     Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

Certain Investment Considerations and Risks

     Equity Securities. (All Portfolios) Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

     Initial Public Offerings. (All Portfolios, except High Yield Portfolio) Each of these Portfolios may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. (the "NASD") apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Investment Manager believes the price has reached full value. IPO securities may be sold by a Portfolio on the same day the Portfolio receives an allocation.

     Smaller Company Securities. (U.S. Equity Value, U.S. Strategic Equity, Small Cap, U.S. Small Cap Equity Growth, International Strategic Equity, International Small Cap and Emerging Markets Portfolios) Each of these Portfolios may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

     Fixed-Income Securities. (All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on

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multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

     The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities, such as those rated below investment grade by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's" and together with S&P, the "Rating Agencies"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security.

     Mortgage-Related Securities. (High Yield Portfolio and, to a limited extent, Equity, U.S. Equity Value, U.S. Strategic Equity, Mid Cap, Small Cap and U.S. Small Cap Equity Growth Portfolios) Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

     As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

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     Foreign Securities. (All Portfolios, except Small Cap Portfolio) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio's net asset value on days when investors have no access to the Portfolio.

     With respect to International Equity, International Equity Select, International Strategic Equity, Emerging Markets and High Yield Portfolios, developing countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for these Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

     The Portfolios consider emerging market countries to include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index. The MSCI EM Index currently includes the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Because foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

     Foreign Currency Transactions. (All Portfolios, except Equity and Small Cap Portfolios) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

     Lower Rated Securities. (High Yield Portfolio) High Yield Portfolio invests at least 80% of its assets in higher yielding (and, therefore, higher risk) debt securities rated as low as the lowest rating assigned by a Rating Agency (commonly known as junk bonds).

     Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their

18

higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Portfolio's relative share price volatility. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. See "Appendix" for a general description of the Rating Agencies' ratings. The Portfolio will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value and could result in the Portfolio selling such securities at lower prices than those used in calculating the Portfolio's net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

     High Yield Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolio does not have an arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

     Simultaneous Investments. (All Portfolios) Investment decisions for each Portfolio are made independently from those of the other Portfolios and other accounts managed by the Investment Manager.

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If, however, such other Portfolios or accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

Disclosure of Portfolio Holdings

     It is the policy of the Fund to protect the confidentiality of the Portfolios' holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose the Portfolios' holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds/shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

     In order to avoid conflicts of interest between the Fund, on the one hand, and the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other (1) disclosure of portfolio holdings information is made only when such disclosure is in the best interest of Portfolio shareholders and the Fund has a legitimate business purpose for doing so and (2) none of the Fund or the Investment Manager or their affiliates may receive any compensation in connection with an arrangement to make portfolio holdings information available.

     In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund's policies and procedures regarding such disclosure. Such service providers currently include the Fund's investment adviser, administrator, custodian, auditors and legal counsel and each of their respective affiliates and advisors, as well as Institutional Shareholder Services, Inc., Lipper Inc. ("Lipper"), Morningstar, Inc., Bloomberg, Russell/Mellon Analytical Services, LLC, Canterbury Consulting Incorporated and Thomson Vestek, Inc. Service providers receive holdings information at a frequency appropriate to their services, which may be as frequently as daily. Certain other service providers may be provided with portfolio holdings information on a quarterly basis, but in no event will such information be provided until after its posting on the Fund's website.

     Disclosure of portfolio holdings information may be authorized only by the Fund's Chief Compliance Officer or the General Counsel of the Investment Manager, each of whom evaluates such disclosure in light of the best interests of Portfolio shareholders and any potential conflicts of interest. The service providers that receive portfolio holdings information from the Fund as described above, and any additions to this list of service providers, are reported to the Fund's Board of Directors for its review. Any exceptions to the Fund's portfolio holdings disclosure policy are reported to the Board of Directors.

INVESTMENT RESTRICTIONS

     Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, each Portfolio (except as noted) has adopted investment restrictions numbered 1 through 10 as fundamental policies. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing

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Portfolio, will not require approval as described in the first sentence. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund's Board of Directors at any time.

     Under normal circumstances, each of the following Portfolios will invest at least 80% of its net assets, plus any borrowings for investment purposes, as follows (or other investments with similar economic characteristics): (i) Equity, International Equity, International Equity Select and International Strategic Equity Portfolios—equity securities; (ii) U.S. Equity Value and U.S. Strategic Equity—equity securities of U.S. companies; (iii) Mid Cap Portfolio—equity securities of medium-size companies; (iv) Small Cap and International Small Cap Portfolios—equity securities of small cap companies; (v) U.S. Small Cap Equity Growth Portfolio—equity securities of small cap U.S. companies; (vi) Emerging Markets Portfolio—equity securities of companies whose principal business activities are located in emerging market countries; and (vii) High Yield Portfolio—bonds and other fixed-income securities rated, at the time of purchase, below investment grade by S&P or Moody's and as low as the lowest rating assigned by S&P or Moody's, or the unrated equivalent as determined by the Investment Manager. Each of these Portfolios has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change with respect to its 80% policy.

None of the Portfolios may:

1.	issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus, (B) each of U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity, International Small Cap, Emerging Markets and High Yield Portfolios also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act, and (C) Equity Portfolio may additionally utilize leverage as described in the Prospectus. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

2.	make loans, except loans of portfolio securities not having a value in excess of 33 1/3% of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

3.	for all Portfolios except U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity and High Yield Portfolios, invest in illiquid securities as defined in "Investment Objectives and Management Policies—Illiquid Securities" if immediately after such investment more than 10% of the value of the Portfolio's net assets, or, in the case of Equity Portfolio, more than 10% of the value of that Portfolio's total assets, taken at market value, would be invested in such securities;

4.	for Equity, Small Cap and International Equity Portfolios, (A) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; and (B) Equity, Small Cap and International Equity Portfolios may purchase securities in an amount up to 5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;

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5.	purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

6.	(A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity, International Small Cap, Emerging Markets and High Yield Portfolios also may purchase and sell securities that are secured by real estate; (B) purchase or sell commodities or commodity contracts (except that U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity, International Small Cap, Emerging Markets and High Yield Portfolios may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity, International Equity Select, International Strategic Equity and High Yield Portfolios may purchase or sell foreign currency forward exchange contracts; and (C) for all Portfolios except Equity, U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity and High Yield Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

7.	purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity and High Yield Portfolios, make short sales of securities;

8.	underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting;

9.	for Equity, Small Cap and International Equity Portfolios, make investments for the purpose of exercising control or management;

10.	for Equity Portfolio, purchase restricted securities, which are securities that must be registered under the Securities Act before they may be offered or sold to the public, except that Equity Portfolio may invest up to 5% of the value of its total assets, taken at cost, in such securities;

* * *

11.	for U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity, International Small Cap, Emerging Markets and High Yield Portfolios, pledge, hypothecate, mortgage or otherwise encumber its assets other than to secure permitted borrowings;

12.	for U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity and High Yield Portfolios, invest in illiquid securities as defined in "Investment Objectives and Management Policies—Illiquid

22

Securities" if immediately after such investment more than 15% of the value of the Portfolio's net assets would be invested in such securities;

13.	for U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity, International Small Cap, Emerging Markets and High Yield Portfolios, purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

14.	for Equity, U.S. Equity Value, U.S. Strategic Equity, Mid Cap, U.S. Small Cap Equity Growth, International Equity Select, International Strategic Equity and High Yield Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

15.	for International Equity Select Portfolio, make short sales of securities; or

16.	for International Small Cap and Emerging Markets Portfolios, make investments for the purpose of exercising control or management.

* * *

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 1, however, if borrowings exceed 33 1/3% of the value of a Portfolio's total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three business days.

MANAGEMENT

     The Fund's Board of Directors is responsible for the management and supervision of each Portfolio and approves all significant agreements with those companies that furnish services to the Portfolios. These companies are as follows:

Lazard Asset Management LLC	Investment Manager
Lazard Asset Management Securities LLC	Distributor
Boston Financial Data Services, Inc	Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company	Custodian

     The Directors and officers of the Fund, together with information as to their principal occupations during at least the last five years, are shown below.

Name (Age)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Address(1)	(Since) and Term(2)	and Other Directorships Held

Non-Interested Directors:

John J. Burke (78)	Director	Lawyer and Private Investor; Director, Lazard
	(May 1991)	Alternative Strategies Fund, LLC ("Lazard
Alternative"); Director, Pacific Steel &
Recycling; Director, Sletten Construction
Company; Trustee Emeritus, The University of
Montana Foundation

23

Name (Age)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Address(1)	(Since) and Term(2)	and Other Directorships Held

Kenneth S. Davidson (61)	Director	President, Davidson Capital Management
	(August 1995)	Corporation; Trustee, The Juilliard School;
Chairman of the Board, Bridgehampton Chamber
Music Festival; Trustee, American Friends of the
National Gallery/London; President, Aquiline
Advisors LLC

Lester Z. Lieberman (765)	Director	Private Investor; Chairman, Healthcare
	(October 1991)	Foundation of New Jersey; Director, Cives Steel
Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical
School; Director, Public Health Research
Institute; Trustee Emeritus, Clarkson University;
Council of Trustees, New Jersey Performing Arts
Center

Leon Pollack (65)	Director	Director, Lazard Alternative; Former Managing
	(since August 2006)	Director, Donaldson, Lufkin & Jenrette

Richard Reiss, Jr. (62)	Director	Chairman, Georgica Advisors LLC, an
	(May 1991)	investment manager; Director, Lazard
Alternative; Director, O'Charley's, Inc., a
restaurant chain

Robert M. Solmson (58)	Director	Director, Lazard Alternative; Director, Colonial
	(September 2004)	Williamsburg Co.; Former Chief Executive
Officer and Chairman, RFS Hotel Investors, Inc.;
Former Director, Morgan Keegan, Inc.; Former
Director, Independent Bank, Memphis

Interested Directors(3)

Charles Carroll (45)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing
	President and Director	of the Investment Manager
(June 2004)

Ashish Bhutani (46)	Director	Chief Executive Officer of the Investment
	(July 2005)	Manager; from 2001 to December 2002, Co-
Chief Executive Officer North America of
Dresdner Kleinwort Wasserstein and member of
its Global Corporate and Markets Board and the
Global Executive Committee; from 1995 to
2001, Chief Executive Officer of Wasserstein
Perella Securities; and from 1989 to 2001,
Deputy Chairman of Wasserstein Perella Group

24

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(4)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (33)	Vice President and	Managing Director and General Counsel of the
	Secretary	Investment Manager
(April 2002)

Brian D. Simon (44)	Assistant Secretary	Director of the Investment Manager; Vice
	(November 2002)	President, Law & Regulations at J. & W.
Seligman & Co., from July 1999 to October
		2002	.

Stephen St. Clair (47)	Treasurer	Vice President of the Investment Manager
(May 2003)

Brian Kawakami (56)	Chief Compliance Officer	Senior Vice President and Chief Compliance
	(August 2006)	Officer of the Investment Manager; Chief
Compliance Officer at INVESCO, from July
2002 to April 2006; Chief Compliance Officer at
Aeltus Investment Management, from 1993 to
July 2002.

David A. Kurzweil (32)	Assistant Secretary	Vice President of the Investment Manager;
	(April 2005)	Associate at Kirkpatrick & Lockhart LLP, a law
firm, from August 1999 to January 2003

Cesar A. Trelles (31)	Assistant Treasurer	Fund Administration Manager of the Investment
	(December 2004)	Manager; Manager for Mutual Fund Finance
Group at UBS Global Asset Management, from
August 1998 to August 2004

(1)	The address of each Director and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

(2)	Each Director also serves as a Director of Lazard Retirement Series, Inc. ("LRS"), an open-end registered management investment company (comprised of ten portfolios), and Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies (collectively with the Fund, the "Lazard Funds," in total comprised of 24 investment portfolios). Each Director serves an indefinite term, until his successor is elected, and each Director serves in the same capacity for LRS.

(3)	Messrs. Bhutani and Carroll are "interested persons" (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

(4)	Each officer serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity for the other Lazard Funds.

     The Fund has standing audit and nominating committees, each comprised of its Directors who are not "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors").

     The function of the audit committee is to (1) oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements, (2) assist in Board oversight of the quality and integrity of the Fund's financial statements and the Fund's compliance with legal and

25

regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Fund's independent registered public accounting firm and the Board.

     Nominations may be submitted only by a shareholder or group of shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund's outstanding shares or (b) $500,000 of the Fund's shares for at least one year prior to the date such shareholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

     The audit committee met four times and the nominating committee meet twice during the fiscal year ended December 31, 2005.

     The table below indicates the dollar range of each Director's ownership of Portfolio shares and aggregate holdings of all of the Lazard Funds, in each case as of December 31, 2005.

	Ashish	John J.	Charles	Kenneth S.	Lester Z.	Leon	Richard	Robert M.
Portfolio	Bhutani	Burke	Carroll	Davidson	Lieberman	Pollack	Reiss, Jr.	Solmson

Equity Portfolio	None	Over	None	None	None	None	None	None
$100,000

U.S. Equity Value Portfolio	None	None	None	None	None	None	None	None

U.S. Strategic Equity	None	None	None	None	None	None	None	None
Portfolio

Mid Cap Portfolio	None	Over	$50,001-	None	None	None	None	None
		$100,000	100,000

Small Cap Portfolio	None	Over	$50,001-	None	None	None	None	None
		$100,000	100,000

U.S. Small Cap Equity	None	None	None	None	None	None	None	None
Growth Portfolio

International Equity Portfolio	None	$1-	None	None	None	None	None	None
$10,000

International Equity Select	None	$10,001-	None	None	None	None	None	None
Portfolio		50,000

International Strategic Equity	None	None	None	None	None	None	None	None
Portfolio

International Small Cap	None	$50,001-	None	None	None	None	None	None
Portfolio		100,000

26

	Ashish	John J.	Charles	Kenneth S.	Lester Z.	Leon	Richard	Robert M.
Portfolio	Bhani ut	Burke	Carroll	Davidson	Lieberman	Pollack	Reiss, Jr.	Solmson

Emerging Markets Portfolio	None	None	Over	None	None	None	None	None
$100,000

High Yield Portfolio	None	None	Over	None	None	None	None	None
$100,000

Aggregate Holdings of all	None	Over	Over	None	None	None	None	None
Lazard Funds		$100,000	$100,000

As of December 31, 2005, none of the Directors or his immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.

     Each Director who is not an employee or an affiliated person of the Investment Manager is paid an annual aggregate fee of $50,000, plus $2,500 per meeting attended in person ($1,000 per meeting attended by telephone), for the Fund and the other Lazard Funds, and is reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board of Directors. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000. The aggregate amount of compensation paid to each Director for the year ended December 31, 2005, was as follows:

		Total Compensation from
	Aggregate Compensation from the	the Fund and
Director	Fund	the Lazard Funds

Ashish Bhutani*	N/A	N/A
John J. Burke	$55,951	$66,500
Charles Carroll	N/A	N/A
Kenneth S. Davidson	55,075	65,500
Norman Eig**	N/A	N/A
William Katz***	53,797	63,000
Lester Z. Lieberman	58,044	69,000
Leon Pollack****	21,667	26,788
Richard Reiss, Jr.	55,951	66,500
Robert M. Solmson	55,075	64,500

*	Mr. Bhutani became a Director in July 2005.
**	Mr. Eig resigned as a Director in October 2005.
***	Mr. Katz resigned as a Director in January 2006.
***	Mr. Pollack became a Director in August 2006, and his compensation is based on the estimated compensation to be paid for the period ending December 31, 2006.

     The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of the date of this Statement of Additional Information, 2006, the Fund's officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

27

Portfolio Managers

     Team Management. Portfolio managers at the Investment Manager manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. The Investment Manager manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. The Investment Manager manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

     Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio's component strategies (collectively, "Similar Accounts"), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

     Potential conflicts of interest may arise because of the Investment Manager's management of a Portfolio and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager's overall allocation of securities in that offering, or to increase the Investment Manager's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. In addition, the Investment Manager could be viewed as having a conflict of interest to the extent that the Investment Manager and/or portfolio managers have a materially larger investment in a Similar Account than their investment in a Portfolio. Although the Investment Manager does not track each individual portfolio manager's time dedicated to each account, the Investment Manager periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Although none of the Portfolios' portfolio managers manage any accounts with respect to which the advisory fee is based on the performance of the account, other portfolio managers employed by the Investment Manager manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by the Investment Manager may also be permitted to sell securities short. However, the Investment Manager currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies. When the Investment Manager engages in

28

short sales of securities of the type in which a Portfolio invests, the Investment Manager could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, the Investment Manager has procedures in place to address these conflicts.

     Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management teams responsible for managing the Portfolios. Specifically, it shows the number of other portfolios and assets managed by management teams of which each Portfolio's portfolio manager is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

	Registered Investment	Other Pooled Investment	Other Accounts
Portfolio Manager	Companies ($*)#	Vehicles ($*)#	($*)#

Michael Bennett	13 (4.6 billion)	1(12.4 million)	1,244 (21.1 billion)+
Christopher Blake	7 (3.6 billion)	2(55.2 million)	90 (1.9 billion)+
Gabrielle M. Boyle	13 (4.6 billion)	3(27.4 million)	1,527 (24.2 billion)+
Gary Buesser	7 (3.6 billion)	2(55.2 million)	87 (1.5 billion)+
J. William Charlton	1 (78.4 million)	1(5.8 million)	14 (462.5 million)
James M. Donald	6 (1.95 billion)	32(15 million)	76 (1.17 billion)
Thomas M. Dzwil	1 (78.4 million)	1(5.8 million)	14 (462.5 million)
Robert A. Failla	7 (3.6 billion)	2(55.2 million)	84 (1.1 billion)+
Michael G. Fry	13 (4.6 billion)	1(12.4 million)	1244 (21.1 billion)+
Jonathan Greenhill	1 (136 million)	0	10 (359.2 million)
I.P. Knelman	0	0	87 (161.7 million)
Andrew D. Lacey	13 (3.9 billion)	6(79.3 million)	1,258 (12.4 billion)+
Mark Little	1 (135.7 million)	0	10 (359.2 million)
Patrick M. Mullin	4 (2.3 billion)	0	41 (902.4 million)
Brian Pessin	4 (448.2 million)	1(74.5 million)	34 (1.3 billion)
Michael Powers	11 (4.4 billion)	3(27.4 million)	1,510 (21.2 billion)+
John R. Reinsberg	14 (4.69 billion)	1(12.36 million)	1,254 (21.46 billion)+
Nicholas Sordoni	2 (32.2 million)	1(6.0 million)	22 (1.5 billion)
James P. Tatera	0	0	87 (161.7 million)
J. Richard Tutino	3 (142.5 million)	1(20.2 million)	944 (6.9 billion)+

*	Total assets in accounts as of December 31, 2005.

#	None of the portfolio managers manage any accounts with respect to which the advisory fee is based on the performance of the account.

+	Includes an aggregation of Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

     Compensation for Portfolio Managers. The Investment Manager's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio's strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

29

     The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager's investment philosophy.

     Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

     Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for each Portfolio's portfolio management team in respect of its management of the Portfolio is determined by reference to the corresponding indices listed below. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

     In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

Portfolio	Index
Equity Portfolio	S&P 500® Index
U.S. Equity Value Portfolio	Russell 1000® Value Index
U.S. Strategic Equity Portfolio	S&P 500 Index
Mid Cap Portfolio	Russell Midcap® Index
Small Cap Portfolio	Russell 2000® Index
U.S. Small Cap Equity Growth Portfolio	Russell 2000® Growth Index
International Equity Portfolio	Morgan Stanley Capital International (MSCI®) Europe, Australasia
and Far East (EAFE®) Index
International Equity Select Portfolio	MSCI EAFE Index
International Strategic Equity Portfolio	MSCI EAFE Index
International Small Cap Portfolio	MSCI EAFE Small Cap Index
Emerging Markets Portfolio	MSCI EM Index
High Yield Portfolio	Merrill Lynch High Yield Master II® Index

     Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for the Investment Manager. The plan offers permanent equity in the Investment Manager to a significant number of its professionals, including portfolio managers, as determined by the Board of Managers of the Investment Manager from time to time. This plan gives

30

certain employees of the Investment Manager a permanent equity interest in the Investment Manager and an opportunity to participate in the future growth of the Investment Manager.

     Ownership of Securities. As of December 31, 2005, the portfolio managers owned the following shares of the Portfolios:

Portfolio/Portfolio Manager	Number of Shares

Equity Portfolio
Andrew D. Lacey	None
J. Richard Tutino	$50,001-$100,000

U.S. Equity Value Portfolio
Andrew D. Lacey	None
Nicholas Sordoni	None
J. Richard Tutino	None

U.S. Strategic Equity Portfolio
Christopher H. Blake	None
Gary Buesser	None
Robert A. Failla	$10,001-$50,000
Andrew D. Lacey	$100,001-$500,000
J. Richard Tutino	None

Mid Cap Portfolio
Christopher H. Blake	$50,001-$100,000
Gary Buesser	$1-$10,000
Robert A. Failla	None
Andrew D. Lacey	$50,001-$100,000

Small Cap Portfolio
Andrew D. Lacey	$10,001-$50,000
Patrick M. Mullin	None

U.S. Small Cap Equity Growth Portfolio*
I.P. Knelman	None
James P. Tatera	None

International Equity Portfolio
Michael A. Bennett	$100,001-$500,000
Michael G. Fry	None
John R. Reinsberg	$100,001-$500,000

International Equity Select Portfolio
Michael A. Bennett	$100,001-$500,000
Gabrielle M. Boyle	None
Michael G. Fry	None
Michael Powers	$50,001-$100,000
John R. Reinsberg	None

*	The Portfolio had not commenced investment operations as of December 31, 2005.

31

Portfolio/Portfolio Manager	Number of Shares

International Strategic Equity Portfolio
Jonathan Greenhill	None
Mark Little	None
Brian Pessin	None
John R. Reinsberg	None

International Small Cap Portfolio
Brian Pessin	None
John R. Reinsberg	$100,001-$500,000

Emerging Markets Portfolio
James M. Donald	$100,001-$500,000
John R. Reinsberg	$100,001-$500,000

High Yield Portfolio
J. William Charlton	None
Thomas M. Dzwil	None

Investment Manager and Investment Management Agreements

     The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into investment management agreements (each, the "Management Agreement") with the Fund on behalf of the Portfolios. Pursuant to each Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

     The Investment Manager, a wholly-owned subsidiary of Lazard, is registered as an investment adviser with the Commission. The Investment Manager provides day-to-day management of the Portfolios' investments and assists in the overall management of the Fund's affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets as of June 30, 2006 totaling approximately $82.6 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

     The Fund, the Investment Manager and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Portfolio.

     Under the terms of each Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under each Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research,

32

statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

     As compensation for its services, the Fund has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Portfolio:

Portfolio	Management Fee Rate

Equity Portfolio	.75%
U.S. Equity Value	.75
U.S. Strategic Equity	.75
Mid Cap Portfolio	.75
Small Cap Portfolio	.75
U.S. Small Cap Equity Growth Portfolio	1.00
International Equity Portfolio	.75
International Equity Select Portfolio	.85
International Strategic Equity Portfolio	.75
International Small Cap Portfolio	.75
Emerging Markets Portfolio	1.00
High Yield Portfolio	.55

     For the fiscal year ending December 31, 2006 (December 31, 2008 for U.S. Equity Value Portfolio), the Investment Manager has agreed to waive its management fees or otherwise bear the expenses of the following Portfolios to the extent the aggregate expenses of a Portfolio exceed the percentage of the value of the Portfolio's average daily net assets set forth opposite the Portfolio's name:

	Maximum Total Portfolio
	Operating Expenses
Portfolio	Institutional Shares	Open Shares

U.S. Equity Value Portfolio	1.00%	1.30%
U.S. Strategic Equity Portfolio	1.05	1.35
Mid Cap Portfolio	1.05	1.35
U.S. Small Cap Equity Growth Portfolio	1.25	1.55
International Equity Select Portfolio	1.15	1.45
International Strategic Equity Portfolio	N/A	1.45
International Small Cap Portfolio	N/A	1.43
Emerging Markets Portfolio	N/A	1.60
High Yield Portfolio	.55	.85

     For the fiscal years ended December 31, 2003, 2004 and 2005, the management fees payable by each Portfolio, the amounts waived, and reimbursements, by the Investment Manager and the net fees paid to the Investment Manager were as follows:

	Fee Payable For Fiscal	Fee Payable For Fiscal	Fee Payable For Fiscal
	Year Ended	Year Ended	Year Ended
Portfolio	December 31, 2003	December 31, 2004	December 31, 2005

Equity Portfolio	$941,684	$976,108	$984,065
U.S. Equity Value Portfolio	–	–	184
U.S. Strategic Equity Portfolio	–	11	12,880
Mid Cap Portfolio	311,728	508,038	1,303,458
Small Cap Portfolio	3,396,183	3,748,542	2,694,434
International Equity Portfolio	14,884,759	13,758,692	9,896,473

33

	Fee Payable For Fiscal	Fee Payable For Fiscal	Fee Payable For Fiscal
	Year Ended	Year Ended	Year Ended
Portfolio	December 31, 2003	December 31, 2004	December 31, 2005

International Equity Select
Portfolio	162,118	138,775	163,134
International Strategic Equity
Portfolio	–	–	99,708
International Small Cap Portfolio	4,184,211	5,276,124	4,647,834
Emerging Markets Portfolio	4,288,630	6,701,038	10,652,831
High Yield Portfolio	850,907	550,455	451,922

	Reduction in	Reduction in	Reduction in
	Fee For Fiscal	Fee For Fiscal	Fee For Fiscal
	Year Ended	Year Ended	Year Ended
Portfolio	December 31, 2003	December 31, 2004	December 31, 2005

Equity Portfolio	$–	$–	$–
U.S. Equity Value Portfolio	–	–	95,414
U.S. Strategic Equity Portfolio	–	8,822	205,392
Mid Cap Portfolio	114,824	59,910	–
Small Cap Portfolio	–	–	–
International Equity Portfolio	–	–	–

	Reduction in	Reduction in	Reduction in
	Fee For Fiscal	Fee For Fiscal	Fee For Fiscal
	Year Ended	Year Ended	Year Ended
Portfolio	December 31, 2003	December 31, 2004	December 31, 2005

International Equity Select
Portfolio	154,963	162,004	158,614
International Strategic Equity
Portfolio	–	–	–
International Small Cap Portfolio	3,065	–	–
Emerging Markets Portfolio	19,230	23,400	–
High Yield Portfolio	286,919	357,923	278,484

	Net Fee Paid For	Net Fee Paid For	Net Fee Paid For
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Portfolio	December 31, 2003	December 31, 2004	December 31, 2005

Equity Portfolio	$941,684	$976,108	$984,065
U.S. Equity Value	–	–	(95,230)
U.S. Strategic Equity Portfolio	N/A	(8,811)	(192,512)
Mid Cap Portfolio	196,904	448,128	1,303,458
Small Cap Portfolio	3,396,183	3,748,542	2,694,434
International Equity Portfolio	14,884,759	13,758,692	9,896,473
International Equity Select
Portfolio	7,155	(23,229)	4,520
International Strategic Equity
Portfolio	–	–	99,708
International Small Cap Portfolio	4,181,146	5,276,124	4,647,834
Emerging Markets Portfolio	4,269,400	6,677,638	10,652,831
High Yield Portfolio	563,988	192,532	173,438

34

     Each Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan."

     As to each Portfolio, each Management Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, each Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days' notice, by the Investment Manager. Each Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). Each Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Proxy Voting

     The Fund has delegated voting of proxies in respect of portfolio holdings to the Investment Manager, to vote the Fund's proxies in accordance with the Investment Manager's proxy voting policy and guidelines (the "Voting Guidelines") that provide as follows:

  The Investment Manager votes proxies in the best interests of its clients.
  Unless the Investment Manager's Proxy Committee otherwise determines, the Investment Manager votes proxies in a manner consistent with the Voting Guidelines.
  To avoid conflicts of interest, the Investment Manager votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals ("Approved Guidelines") or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.
  The Investment Manager also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

35

     The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Investment Manager generally will:

  vote as recommended by management in routine election or re-election of directors;
  favor programs intended to reward management and employees for positive, long-term performance, evaluating whether the Investment Manager believes, under the circumstances, that the level of compensation is appropriate or excessive; and
  vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

     The Fund's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC's website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Administrator, Custodian and Transfer Agent

     The Fund has entered into an administrative agreement with State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111, to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

     State Street also acts as the Fund's custodian. As the Fund's custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

     Boston Financial Data Services, Inc. ("BFDS"), P.O. Box 8154, Boston, Massachusetts 02266-8154, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, BFDS arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for certain out-of-pocket expenses.

Distributor

     Lazard Asset Management Securities LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the distributor of each Portfolio's shares and conducts a continuous offering pursuant to a "best efforts" arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates the Distributor to pay certain expenses in connection with the offering of Portfolio shares. After the prospectus and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor also will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors.

36

DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange (the "NYSE") is open for business. The NYSE is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

     Market values for securities listed on the NYSE, NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m., Eastern time). Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities not traded on the valuation date are valued at the last quoted bid price.

     Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers' quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

     Calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated. If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio's net asset value is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities' values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the

37

value of the Portfolio's assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

     Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Under these procedures, in the event that the Investment Manager determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, the Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager's analysts also will be considered.

PORTFOLIO TRANSACTIONS

General

     Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios' securities transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager's knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager's knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the Commission thereunder, the Fund's Board of Directors has determined that securities transactions for a Portfolio may be executed through the Distributor if, in the judgment of the Investment Manager, the use of the Distributor is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the Distributor charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

     Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

38

     IPO Allocations. (All Portfolios, except High Yield Portfolio) Under the Investment Manager's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein "IPO"), the number of shares allocated to any or all of the Portfolios and other accounts managed by the Investment Manager will be determined based on various factors, including the extent to which an account is considered relatively underweighted in a security, the extent to which an account has previously received an allocation of IPO securities, the extent to which the size of an allocation of IPO securities would represent a meaningful position for such account and any other factors that may be lawfully considered in allocating IPO shares among accounts. It is often difficult for the Investment Manager to obtain a sufficient number of IPO shares to provide a full allocation to each account. The Investment Manager's allocation procedures are designed to allocate IPO securities in a fair and equitable manner.

     The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2005:

		Value on December 31, 2005
Portfolio	Broker/Dealer	(in $000s)

Equity Portfolio	State Street Bank & Trust Company	$ 863
	Citigroup, Inc.	3,150
	JPMorgan Chase & Co.	2,558
	The Bear Stearns Cos., Inc.	1,652

U.S. Equity Value Portfolio	Citigroup, Inc.	7
	JPMorgan Chase & Co.	4
	The Bear Stearns Cos., Inc.	2

U.S. Strategic Equity Portfolio	State Street Bank & Trust Company	586
	Citigroup, Inc.	427
	JP Morgan Chase & Co.	339
	The Bear Stearns Cos., Inc.	223

Mid Cap Portfolio	State Street Bank & Trust Company	15,187

Small Cap Portfolio	State Street Bank & Trust Company	3,623

International Equity Portfolio	State Street Bank & Trust Company	37,390
	Credit Suisse Group	30,330
	Deutsche Bank AG	10,308

International Equity Select
Portfolio	Credit Suisse Group	734
	UBS AG	704

International Strategic Equity
Portfolio	State Street Bank & Trust Company	3,425
	Credit Suisse Group	3,198

International Small Cap Portfolio	State Street Bank & Trust Company	9,797

Emerging Markets Portfolio	State Street Bank & Trust Company	112,771

High Yield Portfolio	State Street Bank & Trust Company	3,982

39

Research and Statistical Information

     Consistent with the requirements of best execution, brokerage commissions on a Portfolio's transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

     The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund's custodian for valuation purposes.

     Any research received in respect of a Portfolio's brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

Brokerage Commissions

     In connection with its portfolio securities transactions for the fiscal years ended December 31, 2003, 2004 and 2005, each Portfolio indicated below paid brokerage commissions as follows:

Year Ended December 31, 2003

				Percentage of
		Amount of	Percentage of	Total Brokerage
	Total Brokerage	Brokerage	Total Brokerage	Transactions
	Commissions	Commissions	Commissions	Effected Through
Portfolio	Paid	Paid to Lazard	Paid to Lazard	Lazard

Equity Portfolio	$ 183,371	–	–	–
Mid Cap Portfolio	138,963	–	–	–
Small Cap Portfolio	1,744,721	–	–	–
International Equity Portfolio	2,792,928	–	–	–
International Equity Select Portfolio	15,326	–	–	–
International Small Cap Portfolio	501,595	–	–	–
Emerging Markets Portfolio	704,188	$3,515	0.50%	0.20%

40

Year Ended December 31, 2004

				Percentage of
	Total	Amount of	Percentage of	Total Brokerage
	Brokerage	Brokerage	Total Brokerage	Transactions
	Commissions	Commissions	Commissions	Effected Through
Portfolio	Paid	Paid to Lazard	Paid to Lazard	Lazard

Equity Portfolio	$209,249	–	–	–
U.S. Strategic Equity Portfolio	–	–	–	–
Mid Cap Portfolio	202,608	–	–	–
Small Cap Portfolio	2,271,299	$850	0.04%	0.07%

				Percentage of
	Total	Amount of	Percentage of	Total Brokerage
	Brokerage	Brokerage	Total Brokerage	Transactions
	Commissions	Commissions	Commissions	Effected Through
Portfolio	Paid	Paid to Lazard	Paid to Lazard	Lazard

International Equity Portfolio	3,758,227	–	–	–
International Equity Select Portfolio	1,516	–	–	–
International Small Cap Portfolio	946,205	386	0.04	0.04
Emerging Markets Portfolio	1,596,015	650	0.04	0.07

Year Ended December 31, 2005

				Percentage of
	Total	Amount of	Percentage of	Total Brokerage
	Brokerage	Brokerage	Total Brokerage	Transactions
	Commissions	Commissions	Commissions	Effected Through
Portfolio	Paid	Paid to Lazard	Paid to Lazard	Lazard

Equity Portfolio	$216,838	–	–	–
U.S. Equity Value Portfolio	92	–	–	–
U.S. Strategic Equity Portfolio	7,875	–	–	–
Mid Cap Portfolio	423,896	–	–	–
Small Cap Portfolio	1,203,609	–	–	–
International Equity Portfolio	2,333,593	–	–	–
International Equity Select Portfolio	3,866	–	–	–
International Strategic Equity Portfolio	52,166	–	–	–
International Small Cap Portfolio	642,776	–	–	–
Emerging Markets Portfolio	3,094,798	–	–	–

The aggregate amount of transactions during the fiscal year ended December 31, 2005 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

41

Portfolio	Transaction Amount	Commissions and Concessions

Equity Portfolio	$ 209,223,367	$ 216,838
U.S. Equity Value Portfolio	149,315	92
U.S. Strategic Equity Portfolio	17,050,123	7,875
Mid Cap Portfolio	365,513,907	423,896
Small Cap Portfolio	704,197,709	1,203,609
International Equity Portfolio	2,150,771,357	2,333,593
International Equity Select Portfolio	8,992,841	3,866
International Strategic Equity Portfolio	92,533,887	52,166
International Small Cap Portfolio	534,107,827	642,776
Emerging Markets Portfolio	1,227,985,682	3,094,798

HOW TO BUY AND HOW TO SELL SHARES

     General. The minimum initial investment for each Portfolio is $10,000 for Open Shares, unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000, and $1,000,000 for Institutional Shares. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund or the Distributor and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

     Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and the Distributor reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

     Each Portfolio may, in its discretion, accept securities in payment for shares of the Portfolio. Securities may be accepted in payment for shares only if the securities are, in the judgment of the Investment Manager, appropriate investments for the Portfolio. In addition, securities accepted in payment for Portfolio shares must: (i) meet the Portfolio's investment objective and policies; (ii) be acquired by the Portfolio for investment and not for resale; and (iii) be liquid securities with readily available market prices on the American Stock Exchange, the NYSE, The NASDAQ Stock Market, a recognized non-U.S. exchange or non-NASDAQ listing with at least two market makers. These securities are valued by the same method used to value the Portfolio's portfolio holdings. The contribution of securities to the Portfolio may be a taxable transaction to the shareholder.

     Purchases through the Transfer Agent. Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

     By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

     Purchases through a Lazard Brokerage Account. Shares of all of the Portfolios are sold by the Distributor only to customers of the Distributor without a sales charge, on a continuous basis at the net asset value of the Portfolio next determined after receipt of a purchase order by the Distributor. Payments

42

must be made to Lazard by the settlement date. Because the Distributor does not forward investors' funds until the business day on which the order is settled, it may benefit from temporary use of these funds. Please contact your Lazard account representative for specific instructions on how to purchase Portfolio shares through your Lazard brokerage account.

     Service Agents. The Fund has authorized one or more brokers and other financial intermediaries ("Service Agents") to accept on its behalf purchase and redemption orders. Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when a Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the respective Portfolio's net asset value next computed after such orders are accepted by a Service Agent or its authorized designee. Service Agents may charge their clients fees which would not apply to shares purchased through the Distributor.

     Redemption Fee. Each Portfolio will impose a redemption fee equal to 1.00% of the net asset value of shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. The redemption fee may be waived, modified or terminated at any time, or from time to time. Circumstances under which the redemption fee may be waived include redemptions (and exchanges, where applicable) in connection with: shares purchased through certain omnibus account and other service arrangements established by brokers and other financial intermediaries and approved by the Distributor (including certain asset allocation programs not directed by the participants); certain transactions in employee benefit plans, such as participant loans or withdrawal from the plan; mergers or liquidation of a Portfolio; and disability or financial hardship of the shareholder.

     Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. In the case of requests for redemption in excess of such amount, the Fund's Board of Directors reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Portfolio in cases of emergency or at any time that the Investment Manager believes a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the Commission by order may permit to protect the Portfolio's shareholders.

43

DISTRIBUTION AND SERVICING ARRANGEMENTS

Distribution and Servicing Plan for Open Shares

     Open Shares are subject to a Distribution and Servicing Plan adopted by the Fund's Board of Directors pursuant to Rule 12b-1 (the "Rule") adopted by the Commission under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays the Distributor for advertising, marketing and distributing each Portfolio's Open Shares, and for the provision of certain services to the holders of Open Shares, a fee at the annual rate of .25% of the average daily net assets of the Portfolio's Open Shares. The Distributor may make payments to Service Agents for providing these services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Conduct Rules of the NASD. The Distributor may make payments to third parties in respect of these services. From time to time, the Distributor may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable under the Distribution and Servicing Plan are payable without regard to actual expenses incurred. The Fund's Board of Directors believes there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and holders of Open Shares.

     A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. The Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear without such shareholders' approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board of Directors and by the Independent Directors of the Fund and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Independent Directors and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio's Open Shares.

     For the fiscal year ended December 31, 2005, the Portfolios paid the Distributor the amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan:

Amount Paid Under
Distribution and Servicing
Plan For Fiscal Year
Portfolio	Ended December 31, 2005

Equity Portfolio	$ 39,648
U.S. Equity Value Portfolio	6
U.S. Strategic Equity Portfolio	312
Mid Cap Portfolio	104,398
Small Cap Portfolio	113,226
International Equity Portfolio	170,128
International Equity Select Portfolio	21,036
International Strategic Equity Portfolio	–
International Small Cap Portfolio	145,250
Emerging Markets Portfolio	222,118
High Yield Portfolio	8,548

Payments by the Investment Manager or Distributor

     The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide other services. Such payments are in addition to any fees paid by the Fund under Rule 12b-1. These additional payments may be paid to intermediaries that provide shareholder servicing and administration; marketing and related administrative support; opportunities to participate in conferences and educational workshops, meetings and events; and/or access to and information about sales meetings and conferences and sales representatives, financial advisors or management personnel of the intermediary. Cash compensation also may be paid to financial intermediaries in connection with consideration or inclusion of the Fund for or on a "recommended" or similar list, including a preferred or select sales list, or in other programs. In some cases, these payments may create an incentive for a financial intermediary or its representatives to recommend or sell Fund shares. Shareholders or potential shareholders should contact their financial intermediary representative for details about any payments the representative or the financial intermediary may receive in connection with the sale of Fund shares or the provision of services to the Fund.

     From time to time, the Investment Manager or the Distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts or meals, event tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under applicable broker-dealer regulations.

DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to declare as a dividend on the outstanding shares of High Yield Portfolio substantially all of the Portfolio's net investment income at the close of each business day to shareholders of record as of the close of regular trading on the NYSE. Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of High Yield Portfolio ordinarily will be paid on the last business day of each month.

Shareholders who redeem all their shares of the Portfolio prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid through the date of their redemption. Shareholders of the Portfolio who redeem only a portion of their shares will receive all dividends declared but unpaid on those shares on the next dividend payment date.

     Dividends from net investment income on Equity, U.S. Equity Value, U.S. Strategic Equity, Mid Cap, Small Cap, U.S. Small Cap Equity Growth, International Equity, International Equity Select, International Strategic Equity, International Small Cap and Emerging Markets Portfolios generally will be declared and paid at least annually, and may be declared and paid more frequently.

     Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares.

     Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of each Portfolio except High Yield Portfolio, would include dividends.

45

     With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXATION

     Management believes that each Portfolio that had commenced investment operations as of the date of this Statement of Additional Information has qualified for the most recent fiscal year as a "regulated investment company" under Subchapter M of the Code. It is intended that each such Portfolio will continue to so qualify as a regulated investment company, if such qualification is in the best interests of its shareholders. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. As a regulated investment company, a Portfolio will pay no federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If the Portfolio did not qualify as a regulated investment company, it would be treated, for tax purposes, as an ordinary corporation subject to federal income tax. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.

     The initial assets of International Strategic Equity Portfolio consisted of an in kind contribution of securities on October 31, 2005 with an aggregate value on that date of $49,491,446 million and having an aggregate tax basis for federal income tax purposes in the hands of the transferor of $40,711,470 million. The Portfolio intends to treat the contribution as a tax free exchange for federal income tax purposes under Section 351 of the Code. As a result, the Portfolio's basis in the contributed securities is the same as the basis of the contributed securities in the hands of the transferor, and the Portfolio's holding period for the contributed securities includes the transferor's holding period of the securities. The excess of the aggregate value of the contributed securities on the date of contribution over their aggregate tax basis for federal income tax purposes represents potential gain to the Portfolio when such securities are sold, which gain would be distributed to Portfolio shareholders principally in the form of (long term) capital gain dividends.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the investor's cost of those shares. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of a Portfolio for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Corporate shareholders of Equity, U.S. Equity Value, U.S. Strategic Equity, Mid Cap, Small Cap and U.S. Small Cap Equity Growth Portfolios will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Portfolio, to the extent that the Portfolio's income is derived from certain dividends received from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Portfolio for

46

46 days or more during the 90-day period commencing 45 days before the shares become ex-dividend. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Portfolio is financed with indebtedness. It is anticipated that distributions from the other Portfolios will not qualify for the dividends-received distribution. Each year the Fund will notify shareholders of the federal income tax status of distributions.

     High Yield Portfolio may invest in REMICs. Interests in REMICs are classified as either "regular" interests or "residual" interests. Under the Code, special rules apply with respect to the treatment of a portion of the Portfolio's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.") Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Portfolios shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of High Yield Portfolio generally will not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of one of the Portfolios is an entity subject to the unrelated business income tax (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan, or another tax-exempt entity) and is allocated any amount of Excess Inclusion Income, such a shareholder may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. The Investment Manager anticipates that only a small portion, if any, of the assets of High Yield Portfolio will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Portfolio and allocated to its shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax adviser regarding the treatment of their income derived from the Portfolio.

     Except as discussed above with respect to Excess Inclusion Income, a dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by a Portfolio from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to such Portfolio.

47

     Offsetting positions held by a Portfolio involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Portfolio may constitute "mixed straddles." The Portfolio may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If a Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Portfolio generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively.

     If a Portfolio enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Portfolio during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

     Investment by a Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

     Certain Portfolios may invest in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Portfolios. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Portfolio's taxable year may be treated as ordinary income.

     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of

48

foreign tax in advance, since the amount of each Portfolio's assets to be invested in various countries is not known.

     If you are neither a resident nor a citizen of the United States, or if you are a foreign entity, the Portfolio's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies; provided, however, that for taxable years of the Portfolio beginning after December 31, 2004, but not beginning after December 31, 2007, your interest-related dividends and short-term capital gain dividends from the Portfolio generally will not be subject to such U.S. withholding tax if the Fund receives prescribed certifications from you as to your non-U.S. status.

     If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Portfolio. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Portfolio; (ii) treat their income from the Portfolio as being from foreign sources to the extent that the Portfolio's income is from foreign sources; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

     It is anticipated that each of International Equity, International Equity Select, International Strategic Equity, International Small Cap and Emerging Markets Portfolios, will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Portfolio credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Portfolio whether the foreign taxes paid by the Portfolio will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and (ii) the Portfolio's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

     The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities or to discuss state and local tax matters affecting the Portfolios.

ADDITIONAL INFORMATION ABOUT THE FUND AND PORTFOLIOS

     As of April 7, 2006, no person owned of record or was known by the Fund to own beneficially 5% or more of a class of the indicated Portfolio's outstanding voting securities except the following:

49

Percentage of Total
Name and Address	Institutional Shares Outstanding

Equity Portfolio
Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013	25%

Lazard Capital Markets LLC
Iron Workers Local 40 361 & 417
Topping Out Fund Joint Board of Trustees
583 Route 32
Wallkill, NY 12589-2708	12%

Bank of America TTEE for the International Union
Of Operating Engineers Local 57 Annuity
P.O. Box 831575
Dallas, TX 75283-1575	11%

Lazard Capital Markets LLC
Runneymede Enterprises Ltd.
Mr. Adrian Crosbie Jones
Private Trust Co Charlotte House
Charlotte Street P.O. Box N-65
Nassau, Bahamas	7%

Lazard Capital Markets LLC
Local 1922 Pension Fund
1065 Old Country Road, Suite 214
Westbury, NY 11590-5628	5%

U.S. Equity Value Portfolio
Lazard Capital Markets LLC
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112	65%

Lazard Capital Markets LLC
Wendy W. Lacey
30 Rockefeller Plaza
New York, NY 10112	34%

U.S. Strategic Equity Portfolio
Nationwide Trust Co.
Lazard Frères & Co. LLC Employees Savings Plan
98 San Jacinto Blvd., Ste. 1100
Austin, TX 78701-4255	34%

50

Percentage of Total
Name and Address	Institutional Shares Outstanding

Lazard Capital Markets LLC
Lazard Frères & Co. LLC
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	13%

Lazard Capital Markets LLC
Lazard Frères & Co. LLC
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	6%

Lazard Capital Markets LLC
Robinson Brog Leinwand Greene
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	5%

Mid Cap Portfolio
Lazard Capital Markets LLC
Sprinkler Industry
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	29%

Suntrust Bank, Trustee
Suntrust Bank Inc. 401k Plan
P.O. Box 4655, Dept. 210
Atlanta, GA 30302	20%

Northern Trust Company, Trustee
FBO Advocate-DV
P.O. Box 92994
Chicago, IL 60675	16%

SEI Private Trust Co.
c/o Suntrust
One Freedom Valley Drive
Oaks, PA 19456	5%

SEI Private Trust Co.
c/o Suntrust SAS Accounting
One Freedom Valley Drive
Oaks, PA 19456	5%

Small Cap Portfolio
National Financial Services Corp.
FBO Our Customers
One World Financial Center
200 Liberty Street
New York, NY 10281	28%

51

Percentage of Total
Name and Address	Institutional Shares Outstanding

Lazard Capital Markets LLC
Soft Drink Worker Union Local 812
188 Summerfield Street
Scarsdale, NY 10583	9%

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013	5%

Patterson & Co. FBO
City of Allentown
1525 West Wt. Harris Blvd.
Charlotte, NC 28288	5%

U.S. Small Cap Equity Growth Portfolio
Lazard Capital Markets LLC
Asta Enterprises Small Cap LP
30 Rockefeller Plaza
New York, NY 10112	46%

Lazard Capital Markets LLC
IRA Cust. FOB Lazard Frères & Co. LLC
30 Rockefeller Plaza
New York, NY 10112	18%

Lazard Capital Markets LLC
Gerald B. Mazzari
30 Rockefeller Plaza
New York, NY 10112	13%

Lazard Capital Markets LLC
Robert P. Deconcini
30 Rockefeller Plaza
New York, NY 10112	7%

Lazard Capital Markets LLC
Robert P. Deconcini & Traci Deconcini
30 Rockefeller Plaza
New York, NY 10112	6%

International Equity Portfolio
Savings Plan for the Employees and Partners of
PriceWaterhouseCoopers LLP
One Wall Street-12th Floor
New York, NY 10286-0001	14%

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013	7%

52

Percentage of Total
Name and Address	Institutional Shares Outstanding

Retirement Benefits Accumulation Plan
For Employees of PriceWaterhouseCoopers LLP
One Wall Street, 12th Floor
New York, NY 10286-0001	7%

International Equity Select Portfolio
National Financial Services LLC
200 Liberty Street
New York, NY 10281	24%

Chembaco
FBO Alden and Vada Dow Fund
333 E. Main Street
Midland, MI 48640-6511	8%

Lazard Capital Markets LLC
Peter W Quesada
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	5%

Lazard Capital Markets LLC
James T Lee Foundation Inc.
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	5%

International Strategic Equity Portfolio
Lazard Capital Markets LLC
Market Street International
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	33%

First Union National Bank
Omnibus Reinvest
1525 West Wt. Harris Blvd.
Charlotte, NC 28288-0001	15%

Wendel & Company 1
c/o The Bank of New York Mutual Fund
P.O. Box 1066
Wall Street Trust
New York, NY 10268-1066	12%

Wendel & Company 2
c/o The Bank of New York Mutual Fund
P.O. Box 1066
Wall Street Trust
New York, NY 10268-1066	8%

53

Percentage of Total
Name and Address	Institutional Shares Outstanding

Wendel & Company 3
c/o The Bank of New York Mutual Fund
P.O. Box 1066
Wall Street Trust
New York, NY 10268-1066	6%

Mac & Co.
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198	6%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052	5%

International Small Cap Portfolio
Lazard Asset Management LLC as Agent for
Oregon Investment Council
30 Rockefeller Plaza
New York, NY 10112	22%

Northern Trust Company Custodian FBO
Public School Teachers Pension Fund of Chicago
P.O. Box 92956
Chicago, IL 60675	9%

The Bank of New York, Custodian
Public Employees Retirement System of Mississippi
1 Enterprise Drive
Quincy, MA 02171	8%

Alaska Retirement Management Board
State Street Bank & Trust Co.
2 Avenue De Lafayette
Boston, MA 02111-1724	6%

Emerging Markets Portfolio
Lazard Asset Management LLC as Agent
Oregon Investment Council
30 Rockefeller Plaza
New York, NY 10112	10%

Savings Plan for Employees & Partners of
PricewaterhouseCoopers LLP
1 Wall Street-12th Floor
New York, NY 10286-0001	8%

54

Percentage of Total
Name and Address	Institutional Shares Outstanding

Merrill Lynch For The Sole Benefit of
Its Customers
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484	7%

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013-2375	6%

Retirement Benefit Accumulation Plan For Employees
Of PricewaterhouseCoopers LLP
Bank of New York Cust Attn: Y Smith
1 Wall Street Floor 12th
New York, NY 10286-0001	5%

High Yield Portfolio
Mac & Co.
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198	26%

North Dakota Board of University & School Lands
P.O. Box 5523
Bismarck ND 58506-5523	8%

The Bernard Heller Foundation
1621 Bushgrove Court
Westlake Village, CA 91361	7%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303	7%

Percentage of Total
Name and Address	Open Shares Outstanding

Equity Portfolio
Prudential Retirement Insurance & Annuity Co.
FBO Various Retirement Plans
801 Pennsylvania Ave.
Kansas City, MO 64105-1307	58%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246	8%

55

Percentage of Total
Name and Address	Open Shares Outstanding

U.S. Strategic Equity Portfolio
Lazard Capital Markets LLC
Lazard Asset Management LLC
30 Rockefeller Plaza, 60th Floor
New York, NY 10112-0002	36%

Lazard Capital Markets LLC
Mary Clark Makepeace
30 Rockefeller Plaza, 60th Floor
New York, NY 10112-0002	23%

National City Bank
TTEE John J. Emery
P.O. Box 94984
Cleveland, OH 44101-4984	14%

Lazard Capital Markets LLC
George B Reese Trust
30 Rockefeller Plaza, 60th Floor
New York, NY 10112-0002	14%

Lazard Capital Markets LLC
Drew Taylor
30 Rockefeller Plaza, 60th Floor
New York, NY 10112-0002	7%

Mid Cap Portfolio
Nationwide Trust Company, Custodian
FBO IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029	22%

Prudential Retirement Insurance & Annuity Co.
FBO Various Retirement Plans
801 Pennsylvania Ave.
Kansas City, MO 64105-1307	17%

Wachovia Bank
FBO Various Retirement Plans
1525 West WT Harris Blvd.
Charlotte, NC 26288	12%

Investors Bank & Trust
FBO Various Retirement Plans
4 Manhattanville Rd
Purchase, NY 10577-2139	9%

56

Percentage of Total
Name and Address	Open Shares Outstanding

Merrill Lynch
FBO its customers
4800 Deer Lake Drive East—2nd Floor
Jacksonville, FL 32246	7%

Small Cap Portfolio
Prudential Retirement Insurance & Annuity Co.
FBO Various Retirement Plans
801 Pennsylvania Ave.
Kansas City, MO 64105-1307	27%

Nationwide Life Insurance, QVPA
c/o IPO Portfolio Account
P.O. Box 182029
Columbus, OH 43218-2029	14%

Nationwide Life Ins NWVA
C/O IPO Port Acct
P.O. Box 182029
Columbus, OH 43218-2029	8%

Mercer Trust FBO Savings Plan
For Employees of Furniture Brands Intl.
1 Investors Way #2
Norwood, MA 02062-1599	7%

ING Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, CT 06156	6%

Nationwide Trust Co.
FBO IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029	5%

U.S. Small Cap Equity Growth Portfolio
Lazard Capital Markets LLC
Richard S. Tronz
30 Rockefeller Plaza
New York, NY 10112	24%

Lazard Capital Markets LLC
Patrick R. Fallon, Custodian
Duffy J. Fallon
30 Rockefeller Plaza
New York, NY 10112	18%

57

Percentage of Total
Name and Address	Open Shares Outstanding

Lazard Capital Markets LLC
Patrick R. Fallon, Custodian
Tressa K. Fallon
30 Rockefeller Plaza
New York, NY 10112	17%

Lazard Capital Markets LLC
Patrick R. Fallon, Custodian
Reilly J. Fallon
30 Rockefeller Plaza
New York, NY 10112	16%

Lazard Capital Markets LLC
Patrick R. Fallon, Custodian
Megan M. Fallon
30 Rockefeller Plaza
New York, NY 10112	12%

Lazard Capital Markets LLC
US Bank FBO IP "Kip" Knelman
30 Rockefeller Plaza
New York, NY 10112	10%

International Equity Portfolio
Charles Schwab & Co. Inc.
Special Custody Account
for the Benefit of its Customers
101 Montgomery Street
San Francisco, CA 94104	33%

Prudential Retirement Insurance & Annuity Co.
FBO Various Retirement Plans
801 Pennsylvania Ave.
Kansas City, MO 64105-1307	14%

Smith Barney 401k Advisor Group Trust
Smith Barney Corporate Trust Co.
2 Tower Center, P.O. Box 1063
East Brunswick, NJ 08816-1063	11%

Merrill Lynch
FBO its Customers
4800 Deer Lake Dr. East
Jacksonville, FL 32246-6484	7%

ING National Trust
151 Farmington Avenue
Hartford, CT 06156	5%

58

Percentage of Total
Name and Address	Open Shares Outstanding

International Equity Select Portfolio
Charles Schwab & Co. Inc.
Special Custody Account
for the Benefit of its Customers
101 Montgomery St.
San Francisco, CA 94104	40%

Turtle & Co.
c/o State Street Bank & Trust
P.O. Box 5489
Boston, MA 02206-5489	20%

International Strategic Equity Portfolio
Charles Schwab & Co. Inc.
Special Custody Account
for the Benefit of its Customers
101 Montgomery St.
San Francisco, CA 94104	32%

Post & Co.
c/o The Bank of New York Mutual Fund
P.O. Box 1066
Wall Street Station
New York, NY 10286-0001	10%

International Small Cap Portfolio
Charles Schwab & Co. Inc.
Special Custody Account
for the benefit of its Customers
101 Montgomery St.
San Francisco, CA 94104	55%

Emerging Markets Portfolio
Charles Schwab & Co., Inc.
Special Custody Account
for the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104	22%

National Investor Services Corp.
FBO 097-50000-19
55 Water Street, 32nd Floor
New York, NY 10041-3299	7%

High Yield Portfolio
Lazard Capital Markets LLC
OCF Foundation Inc.
30 Rockefeller Plaza
New York, NY 10112	12%

58

Percentage of Total
Name and Address	Open Shares Outstanding

State Street Bank & Trust Company
Custodian for IRA
for the benefit of Richard J. Urowsky
125 Broad Street
New York, NY 10004	9%

Lehman Brothers, Inc.
70 Hudson Street, 7th Floor
Jersey City, NJ 07302	8%

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

     Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

     Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this Statement of Additional Information, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board of Directors. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based upon the relative net assets of the applicable Class.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     To date, the Board of Directors has authorized the creation of twelve Portfolios of shares. All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the rule.

      Each Portfolio will send annual and semi-annual financial statements to its shareholders.

     The Fund's Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

     A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in the Fund. In addition to the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. For information on the special monthly summary of accounts, contact the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Legal matters in connection with the issuance of the shares of the Fund offered hereby have been passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

     Anchin, Block & Anchin LLP, 1375 Broadway, New York, New York 10018, is the independent registered public accounting firm for the Fund.

APPENDIX

Rating Categories
Description of certain ratings assigned by S&P and Moody's:

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa.' The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.
  High rates of return on funds employed.
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.